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                                [LOGO]EquiTrust
                               Financial Services

                          EquiTrust Variable Insurance Series Fund

                                 ANNUAL REPORT
                               DECEMBER 31, 2002

                             INVESTMENT MANAGER AND
                             PRINCIPAL UNDERWRITER

                              EQUITRUST INVESTMENT
                           MANAGEMENT SERVICES, INC.

                             5400 UNIVERSITY AVENUE
                           WEST DES MOINES, IA 50266

                                 1-877-860-2904
                             225-5586 (DES MOINES)

This report is not to be distributed unless preceded or accompanied by a current prospectus.
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PRESIDENT'S LETTER

Dear Shareholder:

    Looking back to our annual letter from 2001, it appears that 2002 bore some resemblance to 2001 in terms of equity performance, both on an absolute basis and relative to fixed income, as well as in terms of the strength of the economy. The economy behaved in similar fashion, as well. Just as was the case in 2001, hopes for a strong second-half recovery faded as the year progressed.

    The major domestic equity indices recorded a down year again for 2002, with several falling for a third consecutive year. Before the 2000 to 2002 period, the S&P 500 Stock Composite Index (the "S&P 500") had gone through only two periods in which it fell for three or more consecutive years: the Great Depression years of 1929-1932 and pre-World War II, 1939-1941. The same can be said of the Dow Jones Industrial Averages (the "Dow"), at least on a price-only basis. While the NASDAQ Composite (the "NASDAQ") cannot claim as long a history, its decline from March of 2000 to the end of 2002 far outpaced the declines in the other two indices.

    Cumulatively, the declines decimated the market value and total returns of these three equity indices. From 2000 to 2002, the Dow lost the least, falling 23.53%. The S&P 500 fared worse, declining 37.61%. Still, the NASDAQ's losses outpaced those of the Dow and the S&P 500; over those three years, its total return was -66.90%. These three years ravaged average annual returns, as well. For example, from 1993 through 1999, the indices turned in average annual total returns with dividends of 22.17%, 21.51% and 29.21%, respectively. For the 10-year period through 2002, though, the average annual returns for the Dow, the S&P 500 and the NASDAQ fell to 12.00%, 9.33% and 7.03%, respectively.

    The declines in the equity markets have improved valuation in a number of measures. According to Ned Davis Research, the median Price-to-Earnings ratio (P/E) on the S&P 500 decreased at the beginning of 2002 investors were paying $32 for every $1 dollar of earnings, at the end of 2002 they were paying only $23 per dollar of earnings. The S&P 500's dividend yield bottomed out at 1.1% in the late 1990s but has since improved to 1.83%. If the '10-year Treasury yield-to-S&P 500 earnings yield' relationship that's come to be known as the Federal Reserve Valuation model holds, then at the end of 2002 the market was some 30 percent undervalued; just several years ago the model indicated the S&P 500 was 70-some percent overvalued.

    While each of these measures show valuation has improved significantly, each comes with a caveat. For example, while the S&P 500's median P/E decreased, it has not yet reverted to its 29-year mean of $15.3 for every $1 trailing earnings. The S&P 500's dividend yield, while higher and improving slightly, still falls below its 50-year average of 3.41%. Finally, the Fed model works from 1980 forward, but it does not hold well in periods of lower interest rates; with the 10-year Treasury at just under 4%, some critics question the reliability of the model in the current environment.

    The fixed income markets fared much better than the equities markets, in several cases returning double-digit returns for the year. Treasuries, as measured by the Lehman Brothers ("Lehman") U.S. Treasury Index, returned 11.79% for the year. Corporate bonds, as measured by Lehman's U.S. Credit Index, followed up with a return of 10.53%. The broad Lehman Brothers U.S. Aggregate Index (the "Aggregate"), encompassing government, corporate and mortgage backed securities, returned 10.26%. Lehman's Fixed Rate Mortgage Backed Securities Index followed the Aggregate with a return of 8.75%. Finally, Lehman's U.S. Corporate High Yield Index declined 1.41% for the period.

    The financial markets have reflected the uncertainty in the economy and the distraction of world politics. While the economy did grow in 2002, it did so in fits and starts, showing 5% and 4% annualized

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growth in the first and third quarters, respectively, but then just above 1% in the second quarter and an expected 1% in the fourth.

    It has not been for lack of stimulus that the economy has not shown more stability and stronger growth. In November, the Federal Reserve (the "Fed"), through its Federal Open Market Committee, decreased the benchmark federal funds rate from 1.75% to 1.25%. This was the first and only rate cut for 2002 following the cuts in 2001, but it brought the number of cuts the Fed has initiated since January of 2001 to twelve. The Bush Administration recently weighed in on the seriousness of the economic slowdown, signaling its intent to provide fiscal stimulation to supplement the Fed's stimulus. President Bush's proposal calls for permanent tax cuts and a landmark recommendation that investors be exempt from some taxes paid on stock dividends. Although the plan has met some resistance in Congress, it demonstrates the degree to which politicians are focused on boosting the economy.

    In spite of the Fed's stimulus and that expected from the Federal government, a lack of corporate investment has impeded recovery in the national economy. While the consumer continues to buy homes and automobiles, corporations have retrenched and cut costs, choosing instead to pay down debt and improve their balance sheets. Utilization rates are low, while the lack of job creation brings about comparisons of this recession to the jobless recovery in the early 1990s. Given the economic uncertainty and the weight of potential war with Iraq, companies have been apprehensive to take risks and have postponed investing beyond their immediate needs.

    As corporations retrench and cut costs, they also impact the nation's employment. While the unemployment rate stood at 3.9% in October of 2000, it has since jumped to 6%. It measured 5.8% or above for six of twelve months in 2002. The U.S. economy has lost 1.6 million jobs in the last several years, and in 2002 recorded its second straight year of net job losses.

    Part of the reason that corporations have been unable to report growth is that inflation has been lower than historical norms. For 2002, inflation, as measured by the Consumer Price Index ("CPI"), increased 2.4% after a 1.6% increase in 2001. Adjusting for increases in energy and food prices, leaving what is commonly called core CPI, prices increased just 1.9% after increasing 2.7% in 2001. Energy prices have risen thus far in 2003 due to falling production in Venezuela and fears that supply from the Middle East could be impacted should the nation invade Iraq. Higher energy costs for both consumers and corporations threatens to mute economic recovery.

    One positive event for corporations, specifically multinational corporations, is the falling dollar. In the last few years, the dollar has weakened substantially against currencies such as the Euro and the Japanese Yen. A cheaper dollar gives multinationals pricing power relative to foreign competitors.

    The equity markets have slid for three years straight now, and threaten to decline again in the current environment of a weak economy and tensions overseas. Consumers have carried the economy well, but their means of doing so may be running low. Corporations have cut expenses but underinvested in their businesses. With low interest rates and likely additional legislation intended to spur investment, the economy seemingly has substantial stimulus and potential for strong, stable growth.

    VALUE GROWTH: The Value Growth Portfolio finished down in 2002, but it substantially outperformed its benchmark, the S&P 500 Stock Composite Index. It was underweight in technology and telecommunication stocks, two S&P 500 sectors reporting losses in excess of 30% for 2002. Tech valuation still appears excessive, while telecom still needs to work through the excess capacity built up in the late 1990s. We have avoided adding to the Portfolio's consumer discretionary position due to valuation and concerns about consumer spending. The sector was bid up in early 2002 in anticipation of a cyclical recovery, so that current valuations already reflect expectations for an improving economy.

    The consumer staples sector still carries an attractive valuation in spite of outperforming the S&P 500's other sectors for the year. We increased the Portfolio's weight in 2002, and it is still overweight

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relative to the benchmark. Energy stocks are at least reasonably valued and should perform well in an economic recovery, so we have overweighted this sector, as well. Valuation in the health care sector reflects investor concerns about pharmaceutical manufacturers' patent expirations and the profitability of health care service providers, but is still attractive relative to the sector's potential growth. We roughly doubled the Portfolio's exposure to health care during the year so that it is now overweight relative to the benchmark.

    Reflecting the Portfolio's yield bias, we are also overweighted in utilities. The Portfolio's weight in these stocks is over twice that in the S&P 500, and actually increased in 2002. Utilities stocks in the S&P 500 declined over thirty percent during the year, providing ample opportunity to add to the Portfolio at particularly attractive dividend yields.

    We continue to maintain the Portfolio's defensive or value-oriented basis. In these respects we are highly selective in finding stocks generally paying above-average dividend yields or that are valued attractively relative to growth prospects.

    HIGH GRADE BOND: The Treasury curve became steeper over the twelve month reporting period with short-term yields declining more than longer-term yields. For example, the 2-, 10- and 30-year Treasury issues yielded 3.02%, 5.05% and 5.47%, respectively, as of December 31, 2001 and 1.60%, 3.81% and 4.78% as of December 31, 2002. During this period, investment grade corporates greatly underperformed Treasury issues. Corporate issues were hurt by a continued decline in credit quality and increased concerns over corporate governance and accounting issues. Given the historically low level of interest rates, we currently plan to keep our duration at levels below that of the Lehman Brothers U.S. Aggregate Index.

    STRATEGIC YIELD: Over the past twelve month reporting period, the high yield bond market greatly underperformed the investment grade market. Continued high levels of credit downgrades and actual defaults hurt the performance of the major high yield indices. During this period, the option-adjusted spread on the Lehman Brothers U.S. High Yield Index increased by 123 basis points to 851 basis points as of December 31, 2002. Given the wide spread levels available in both the lower investment grade and high yield market, we feel we are being fairly compensated for credit risk and will continue to add both lower investment grade and high yield issues that we feel offer attractive risk-adjusted returns.

    MANAGED: The Managed Portfolio handily outperformed the S&P 500 for the year, largely due to its mixed allocation of equities, fixed income securities and cash. Its equity allocation decreased slightly during the year and conversely its fixed income and cash allocations increased. This allocation cushioned the Portfolio from the losses in the equity markets, particularly those in the S&P 500.

    We continue to emphasize utilities, energy and consumer staples stocks within the Portfolio's equity allocation. During the year, we added several retail grocers, several companies in the hospital and clinical laboratory industries within the health care sector, and realigned the Portfolio's exposure to the energy sector.

    We also added to the Portfolio's position in GNMA securities, increasing the fixed income allocation just slightly. Yields improved in the fourth quarter as the equity market started to improve, but they have since come back on concerns about global economic recovery, the possibility of war with Iraq and tension on the Korean peninsula.

    MONEY MARKET: During the first 10 months of the year, the Federal Reserve left the Fed Funds' rate unchanged at 1.75%. However, on November 6, 2002 the Fed Fund's rate was cut by .50% to 1.25%, and the bias was changed to neutral. It appears that any upward movement in rates continues to be months away. The economic news continues to be very mixed keeping the markets in a range with no big swings foreseen in either direction. The geo-political climate remains uncertain while the Bush administration continues to try to adjust monetary and fiscal policies to stimulate the economy. Meanwhile, money

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market funds continue to be an attractive investment during this period of historically low levels and high volatility. Our strategy has been, and will continue to be, minimizing risk while maintaining liquidity. We limit purchases to top-tier commercial paper and agency discount notes to maximize yield yet minimize credit risk.

    BLUE CHIP: True to its passive strategy, the performance of the Blue Chip Portfolio over the past 12 months has reflected that of the large capitalization market sector it represents. The Portfolio will remain substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments.

                                          /s/ Craig A. Lang

                                            CRAIG A. LANG
                                            PRESIDENT

January 30, 2003

    An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

    Past performance is not a guarantee of future results.

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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

VALUE GROWTH PORTFOLIO

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                   IN THE VALUE GROWTH PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      VALUE GROWTH PORTFOLIO  S&P 500 STOCK COMPOSITE INDEX
1992                 $10,000                        $10,000
1993                 $12,720                        $10,999
1994                 $12,157                        $11,142
1995                 $15,302                        $15,313
1996                 $18,002                        $18,846
1997                 $19,137                        $25,140
1998                 $14,462                        $32,327
1999                 $13,545                        $39,132
2000                 $15,809                        $35,570
2001                 $16,913                        $31,337
2002                 $15,149                        $24,412

AVERAGE ANNUAL TOTAL RETURN*
1 Year                        -10.43%
5 Year                         -4.57%
10 Year                         4.24%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE-RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    For 2002, the Value Growth Portfolio outperformed its benchmark, the S&P 500 Stock Composite Index. Very early in 2002, the benchmark reflected hopes for an economic recovery. As a recovery failed to materialize, the benchmark had little to sustain it and a downward momentum developed for much of the remainder of the year. The S&P 500 reached lows in both July and early October, rallied in the fourth quarter but still finished down over 20%. The benchmark incurred its heaviest losses in the technology, telecommunications and utilities sectors, while no sector was positive for the year. The Portfolio's value-oriented posture helped it avoid some of these same declines, particularly the heavy losses in technology and telecommunications stocks. It was also underweight in consumer discretionary stocks, another poor-performing S&P 500 sector for the year. Consumer staples and materials stocks were the S&P 500's best performing sectors for the year, and the Portfolio benefited from its overweight positions in both.

* Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares resulting from withdrawals under the variable insurance contract.

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HIGH GRADE BOND PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE HIGH GRADE BOND PORTFOLIO AND LEHMAN BROTHERS U.S. AGGREGATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      HIGH GRADE BOND PORTFOLIO  LEHMAN BROTHERS U.S. AGGREGATE INDEX
1992                    $10,000                               $10,000
1993                    $10,874                               $10,975
1994                    $10,846                               $10,654
1995                    $12,393                               $12,622
1996                    $13,129                               $13,081
1997                    $14,474                               $14,342
1998                    $15,561                               $15,588
1999                    $15,490                               $15,460
2000                    $17,216                               $17,258
2001                    $18,782                               $18,714
2002                    $20,355                               $20,634

AVERAGE ANNUAL TOTAL RETURN*
1 Year                        8.37%
5 Year                        7.06%
10 Year                       7.37%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE-RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    During the twelve-month period ended December 31, 2002, the High Grade Bond Portfolio underperformed the Lehman Brothers U.S. Aggregate Index, as reflected by the 8.37% total return produced by the Portfolio versus the 10.26% total return produced by the Index.

    The total returns for the major components of the Lehman Brothers U.S. Aggregate Index for this period were as follows: U.S. Government (35% of the Index) 11.50%; U.S. Mortgage-Backed (35% of the Index) 8.75%; and U.S. Investment Grade Credit (26% of the Index) 10.52%. The Index also had an effective duration of 3.79 years as of December 31, 2002. In comparison, the Portfolio had approximately 43% of its assets invested in mortgage-backed securities, 30% in corporate bonds and 21% in cash equivalents as of December 31, 2002. The effective duration of the Portfolio was 2.66 years. The Portfolio underperformed the Index because it had minimal exposure to the best performing Government sector and over-exposure to underperforming cash equivalents. The Portfolio underperformed the Index mainly because it took less interest rate risk than the Index during a time when interest rates declined and also because of Portfolio expenses.

    During the reporting period, the major changes to the Portfolio were an increase in mortgage-backed issues and cash equivalents and a reduction in corporate bonds. Going forward, we anticipate continuing to maintain duration below that of the Aggregate Index as we feel the risk of rising interest rates outweighs the possible upside potential from falling rates. It is likely that we will continue to add to our holdings in GNMA securities due to their attractive relative yields and lack of credit risk.

* Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares resulting from withdrawals under the variable insurance contract.

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STRATEGIC YIELD PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE STRATEGIC YIELD PORTFOLIO AND LEHMAN BROTHERS U.S. CREDIT/HIGH YIELD INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      STRATEGIC YIELD PORTFOLIO  LEHMAN BROTHERS MUTUAL FUND U.S. CREDIT/HIGH YIELD INDEX
1992                    $10,000                                                   $10,000
1993                    $11,399                                                   $11,283
1994                    $13,152                                                   $10,893
1995                    $13,019                                                   $13,260
1996                    $14,991                                                   $13,884
1997                    $16,888                                                   $15,375
1998                    $18,926                                                   $16,445
1999                    $20,228                                                   $16,273
2000                    $20,077                                                   $17,321
2001                    $20,689                                                   $18,976
2002                    $22,596                                                   $20,606

AVERAGE ANNUAL TOTAL RETURN*
1 Year                        5.43%
5 Year                        4.71%
10 Year                       7.71%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE-RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    During the twelve-month period ended December 31, 2002, the 5.43% total return produced by the Strategic Yield Portfolio was lower than the 8.59% return produced by the Lehman Brothers U.S. Credit/ High Yield Index. The total returns for the two components of the Index over this period were as follows: U.S. Investment Grade Credit (84% of the Index) 10.52%; and U.S. High Yield (16% of the Index) -1.41%. In comparison, the Portfolio had approximately 46% of it's assets invested in corporate securities rated investment grade by both Moody's and Standard & Poor's, 51% of it's assets invested in corporate securities rated non-investment grade by Moody's and/or Standard & Poor's and 3% of it's assets invested in cash equivalents. The total return of the Portfolio was less than that of the Index due to its larger exposure to the underperforming high yield sector.

    The Portfolio has historically invested in a mix of high yield and investment grade securities attempting to find attractive issues in both markets. Given the current wide spreads available in the high yield market, we may lean toward adding more high yield issues to the Portfolio and slightly decreasing our exposure to the investment grade market. As always, we will attempt to seek securities in both the investment grade and non-investment grade markets that we feel offer attractive potential returns for the amount of risk taken.

* Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares resulting from withdrawals under the variable insurance contract.

MANAGED PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                         MANAGED PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      MANAGED PORTFOLIO  S&P 500 STOCK COMPOSITE INDEX
1992            $10,000                        $10,000
1993            $12,271                        $10,999
1994            $11,663                        $11,142
1995            $14,659                        $15,313
1996            $17,208                        $18,846
1997            $19,045                        $25,140
1998            $17,385                        $32,327
1999            $16,786                        $39,132
2000            $21,383                        $35,570
2001            $23,120                        $31,337
2002            $22,704                        $24,412

AVERAGE ANNUAL TOTAL RETURN*
1 Year                        -1.80%
5 Year                         3.58%
10 Year                        8.54%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE-RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    In 2002, the Managed Portfolio substantially outperformed the S&P 500 Stock Composite Index. The Index stumbled during the year as expectations for an economic recovery went unrealized. It hit bottoms in both July and October, rallied during the fourth quarter but finished down for the third consecutive year. For much of the year, the Portfolio was weighted just over 60% in equities, with the balance in cash and fixed income securities. This weighting, as well as the Portfolio's deeper value- and yield-oriented strategy helped it avoid the steep losses experienced by the S&P 500. In addition, the Portfolio was substantially underweight in technology and telecommunications stocks, the S&P 500's worse performing sectors in 2002.

* Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares resulting from withdrawals under the variable insurance contract.

BLUE CHIP PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                        BLUE CHIP PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      BLUE CHIP PORTFOLIO  S&P 500 STOCK COMPOSITE INDEX
1992              $10,000                        $10,000
1993              $11,436                        $10,999
1994              $11,739                        $11,142
1995              $15,590                        $15,313
1996              $18,931                        $18,846
1997              $24,119                        $25,140
1998              $28,681                        $32,327
1999              $34,662                        $39,132
2000              $31,708                        $35,570
2001              $28,130                        $31,337
2002              $22,766                        $24,412

AVERAGE ANNUAL TOTAL RETURN*
1 Year                        -19.07%
5 Year                         -1.15%
10 Year                         8.57%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE-RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    The Blue Chip Portfolio is designed to represent the large capitalization sector of the domestic equity market and remains substantially invested in approximately 50 such common stock issues at all times. Accordingly, the performance of this Portfolio will roughly parallel that of the Dow Jones Industrial Average and the S&P 500 Stock Composite Index. As is apparent in the line graph above, the Portfolio performed similarly to the S&P 500 for the period.

* Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares resulting from withdrawals under the variable insurance contract.

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                                       11
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EQUITRUST VARIABLE INSURANCE SERIES FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                                             HIGH
                                          VALUE GROWTH    GRADE BOND
                                            PORTFOLIO      PORTFOLIO
                                          -------------  -------------
ASSETS
Investments in securities, at value
 (cost -- $46,755,997; $25,952,338;
 $22,501,693; $55,354,041; $8,058,155;
 and $72,223,860, respectively).........  $ 40,909,695   $ 26,729,639
Cash....................................                       21,021
Accrued dividends and interest
 receivable.............................        76,419        210,981
Prepaid expense.........................           102             44
                                          ------------   ------------
Total Assets............................  $ 40,986,216   $ 26,961,685
                                          ============   ============
LIABILITIES AND NET ASSETS
Liabilities:
  Net outstanding redemptions in excess
   of bank balance......................  $     27,077
  Investment securities purchased.......                 $  1,972,042
  Accrued expenses......................         6,034          5,170
                                          ------------   ------------
Total Liabilities.......................        33,111      1,977,212
Net assets applicable to shares of
 beneficial interest....................    40,953,105     24,984,473
                                          ------------   ------------
Total Liabilities and Net Assets........  $ 40,986,216   $ 26,961,685
                                          ============   ============
Shares issued and outstanding as of
 December 31, 2002......................     4,481,707      2,404,616
NET ASSET VALUE PER SHARE...............  $       9.14   $      10.39
                                          ============   ============

SEE ACCOMPANYING NOTES.

                                            STRATEGIC
                                              YIELD         MANAGED     MONEY MARKET     BLUE CHIP
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                          -------------  -------------  -------------  -------------
ASSETS
Investments in securities, at value
 (cost -- $46,755,997; $25,952,338;
 $22,501,693; $55,354,041; $8,058,155;
 and $72,223,860, respectively).........  $ 21,836,338   $ 55,094,647   $  8,058,155   $ 63,663,865
Cash....................................        61,929         17,990         94,939
Accrued dividends and interest
 receivable.............................       502,283        184,059          1,244         91,176
Prepaid expense.........................            45            119             17            173
                                          ------------   ------------   ------------   ------------
Total Assets............................  $ 22,400,595   $ 55,296,815   $  8,154,355   $ 63,755,214
                                          ============   ============   ============   ============
LIABILITIES AND NET ASSETS
Liabilities:
  Net outstanding redemptions in excess
   of bank balance......................                                               $     49,817
  Investment securities purchased.......                 $    862,768
  Accrued expenses......................  $      5,164          6,244   $      4,814          6,779
                                          ------------   ------------   ------------   ------------
Total Liabilities.......................         5,164        869,012          4,814         56,596
Net assets applicable to shares of
 beneficial interest....................    22,395,431     54,427,803      8,149,541     63,698,618
                                          ------------   ------------   ------------   ------------
Total Liabilities and Net Assets........  $ 22,400,595   $ 55,296,815   $  8,154,355   $ 63,755,214
                                          ============   ============   ============   ============
Shares issued and outstanding as of
 December 31, 2002......................     2,559,848      4,410,066      8,149,541      2,339,960
NET ASSET VALUE PER SHARE...............  $       8.75   $      12.34   $       1.00   $      27.22
                                          ============   ============   ============   ============

EQUITRUST VARIABLE INSURANCE SERIES FUND
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

                                                          HIGH GRADE
                                          VALUE GROWTH       BOND
                                            PORTFOLIO      PORTFOLIO
                                          -------------  -------------
INVESTMENT INCOME
Dividends...............................  $    730,155   $    100,834
Interest................................       160,978      1,101,672
Foreign tax withholding.................        (4,572)
                                          ------------   ------------
Total Investment Income.................       886,561      1,202,506
EXPENSES
Paid to EquiTrust Investment Management
 Services, Inc.:
 Investment advisory and management
  fees..................................       194,610         67,034
 Accounting fees........................        21,623         11,172
Custodial fees..........................         8,730          7,395
Professional fees.......................        17,448         11,623
Reports to shareholders.................         6,029          3,324
Trustees' fees and expenses.............         2,883          1,522
Insurance and bonds.....................           859            362
Miscellaneous...........................         2,100            884
                                          ------------   ------------
Total Expenses..........................       254,282        103,316
Fees paid indirectly....................          (521)          (407)
                                          ------------   ------------
Net Expenses............................       253,761        102,909
                                          ------------   ------------
Net Investment Income...................       632,800      1,099,597
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) from investment
 transactions...........................     1,208,684        126,083
Change in unrealized
 appreciation/depreciation of
 investments............................    (6,690,817)       558,780
                                          ------------   ------------
Net Gain (Loss) on Investments..........    (5,482,133)       684,863
                                          ------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............  $ (4,849,333)  $  1,784,460
                                          ============   ============

SEE ACCOMPANYING NOTES.

                                            STRATEGIC
                                              YIELD         MANAGED     MONEY MARKET     BLUE CHIP
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                          -------------  -------------  -------------  -------------
INVESTMENT INCOME
Dividends...............................  $    106,050   $  1,275,333                  $  1,199,001
Interest................................     1,564,123        544,183   $    137,869         90,068
Foreign tax withholding.................                       (6,931)
                                          ------------   ------------   ------------   ------------
Total Investment Income.................     1,670,173      1,812,585        137,869      1,289,069
EXPENSES
Paid to EquiTrust Investment Management
 Services, Inc.:
 Investment advisory and management
  fees..................................        98,281        246,390         20,549        142,184
 Accounting fees........................        10,920         27,377          4,110         30,000
Custodial fees..........................         6,936          8,746          8,563          6,681
Professional fees.......................        11,444         20,587          7,540         25,122
Reports to shareholders.................         3,200          7,790          1,189          9,684
Trustees' fees and expenses.............         1,475          3,667            532          4,740
Insurance and bonds.....................           380          1,020            151          1,515
Miscellaneous...........................         1,022          2,599            421          3,303
                                          ------------   ------------   ------------   ------------
Total Expenses..........................       133,658        318,176         43,055        223,229
Fees paid indirectly....................          (504)          (491)          (631)          (471)
                                          ------------   ------------   ------------   ------------
Net Expenses............................       133,154        317,685         42,424        222,758
                                          ------------   ------------   ------------   ------------
Net Investment Income...................     1,537,019      1,494,900         95,445      1,066,311
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) from investment
 transactions...........................      (227,764)     1,015,684                    (1,786,208)
Change in unrealized
 appreciation/depreciation of
 investments............................      (151,342)    (3,624,741)                  (14,510,432)
                                          ------------   ------------   ------------   ------------
Net Gain (Loss) on Investments..........      (379,106)    (2,609,057)                  (16,296,640)
                                          ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............  $  1,157,913   $ (1,114,157)  $     95,445   $(15,230,329)
                                          ============   ============   ============   ============

EQUITRUST VARIABLE INSURANCE SERIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                  VALUE GROWTH
                                                   PORTFOLIO
                                          ----------------------------
                                            YEAR ENDED DECEMBER 31,
                                              2002           2001
                                          -------------  -------------
OPERATIONS
Net investment income...................  $    632,800   $    815,691
Net realized gain (loss) from investment
 transactions...........................     1,208,684      2,355,713
Change in unrealized
 appreciation/depreciation of
 investments............................    (6,690,817)      (309,942)
                                          ------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............    (4,849,333)     2,861,462
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income...................      (815,691)      (864,927)
Net realized gain from investment
 transactions...........................
                                          ------------   ------------
Total Dividends and Distributions.......      (815,691)      (864,927)
CAPITAL SHARE TRANSACTIONS..............     1,095,790      3,353,035
                                          ------------   ------------
Total Increase (Decrease) in Net
 Assets.................................    (4,569,234)     5,349,570
NET ASSETS
Beginning of year.......................    45,522,339     40,172,769
                                          ------------   ------------
End of year (including undistributed net
 investment income as set forth
 below).................................  $ 40,953,105   $ 45,522,339
                                          ============   ============
Undistributed Net Investment Income.....  $    632,800   $    815,691
                                          ============   ============

SEE ACCOMPANYING NOTES.

                                                      HIGH                       STRATEGIC
                                                   GRADE BOND                      YIELD
                                                   PORTFOLIO                     PORTFOLIO
                                          ----------------------------  ----------------------------
                                            YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                              2002           2001           2002           2001
                                          -------------  -------------  -------------  -------------
OPERATIONS
Net investment income...................  $  1,099,597   $  1,002,870   $  1,537,019   $  1,466,214
Net realized gain (loss) from investment
 transactions...........................       126,083         36,314       (227,764)    (1,491,705)
Change in unrealized
 appreciation/depreciation of
 investments............................       558,780        343,876       (151,342)     1,545,528
                                          ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............     1,784,460      1,383,060      1,157,913      1,520,037
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income...................    (1,099,597)    (1,002,870)    (1,537,019)    (1,466,214)
Net realized gain from investment
 transactions...........................       (19,864)
                                          ------------   ------------   ------------   ------------
Total Dividends and Distributions.......    (1,119,461)    (1,002,870)    (1,537,019)    (1,466,214)
CAPITAL SHARE TRANSACTIONS..............     5,411,928      4,593,033      2,592,491      3,717,724
                                          ------------   ------------   ------------   ------------
Total Increase (Decrease) in Net
 Assets.................................     6,076,927      4,973,223      2,213,385      3,771,547
NET ASSETS
Beginning of year.......................    18,907,546     13,934,323     20,182,046     16,410,499
                                          ------------   ------------   ------------   ------------
End of year (including undistributed net
 investment income as set forth
 below).................................  $ 24,984,473   $ 18,907,546   $ 22,395,431   $ 20,182,046
                                          ============   ============   ============   ============
Undistributed Net Investment Income.....  $          0   $          0   $          0   $          0
                                          ============   ============   ============   ============

EQUITRUST VARIABLE INSURANCE SERIES FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    MANAGED
                                                   PORTFOLIO
                                          ----------------------------
                                            YEAR ENDED DECEMBER 31,
                                              2002           2001
                                          -------------  -------------
OPERATIONS
Net investment income...................  $  1,494,900   $  1,801,236
Net realized gain (loss) from investment
 transactions...........................     1,015,684      3,482,378
Change in unrealized
 appreciation/depreciation of
 investments............................    (3,624,741)    (1,345,910)
                                          ------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............    (1,114,157)     3,937,704
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income...................    (1,801,236)    (2,164,240)
Net realized gain from investment
 transactions...........................
Distributions in excess of net realized
 gain from investment transactions......
                                          ------------   ------------
Total Dividends and Distributions.......    (1,801,236)    (2,164,240)
CAPITAL SHARE TRANSACTIONS..............     3,548,291      4,009,506
                                          ------------   ------------
Total Increase (Decrease) in Net
 Assets.................................       632,898      5,782,970
NET ASSETS
Beginning of year.......................    53,794,905     48,011,935
                                          ------------   ------------
End of year (including undistributed net
 investment income as set forth
 below).................................  $ 54,427,803   $ 53,794,905
                                          ============   ============
Undistributed Net Investment Income.....  $  1,494,900   $  1,801,236
                                          ============   ============

SEE ACCOMPANYING NOTES.

                                                  MONEY MARKET                   BLUE CHIP
                                                   PORTFOLIO                     PORTFOLIO
                                          ----------------------------  ----------------------------
                                            YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                              2002           2001           2002           2001
                                          -------------  -------------  -------------  -------------
OPERATIONS
Net investment income...................  $     95,445   $    279,269   $  1,066,311   $  1,156,568
Net realized gain (loss) from investment
 transactions...........................                                  (1,786,208)           (57)
Change in unrealized
 appreciation/depreciation of
 investments............................                                 (14,510,432)   (11,083,643)
                                          ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............        95,445        279,269    (15,230,329)    (9,927,132)
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income...................       (95,445)      (279,269)    (1,156,568)    (1,252,314)
Net realized gain from investment
 transactions...........................                                                   (573,869)
Distributions in excess of net realized
 gain from investment transactions......                                                        (57)
                                          ------------   ------------   ------------   ------------
Total Dividends and Distributions.......       (95,445)      (279,269)    (1,156,568)    (1,826,240)
CAPITAL SHARE TRANSACTIONS..............    (1,170,621)     2,087,160        961,297      3,759,488
                                          ------------   ------------   ------------   ------------
Total Increase (Decrease) in Net
 Assets.................................    (1,170,621)     2,087,160    (15,425,600)    (7,993,884)
NET ASSETS
Beginning of year.......................     9,320,162      7,233,002     79,124,218     87,118,102
                                          ------------   ------------   ------------   ------------
End of year (including undistributed net
 investment income as set forth
 below).................................  $  8,149,541   $  9,320,162   $ 63,698,618   $ 79,124,218
                                          ============   ============   ============   ============
Undistributed Net Investment Income.....  $          0   $          0   $  1,066,311   $  1,156,568
                                          ============   ============   ============   ============

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO
DECEMBER 31, 2002

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
COMMON STOCKS (82.11%)
---------------------------
  BUSINESS SERVICES (2.82%)
  AOL Time Warner, Inc............................................       9,600(1)    $   125,760
  Computer Associates International, Inc..........................      12,055           162,743
  Compuware Corp..................................................      16,050(1)         77,040
  Microsoft Corp..................................................       7,400(1)        382,580
  Oracle Corp.....................................................      12,300(1)        132,840
  Symantec Corp...................................................       6,800(1)        275,264
                                                                                     -----------
                                                                                       1,156,227
  CHEMICALS AND ALLIED PRODUCTS (9.55%)
  Abbott Laboratories.............................................       8,000           320,000
  Bristol-Myers Squibb Co.........................................      12,540           290,301
  E.I. du Pont de Nemours & Co....................................       6,400           271,360
  GlaxoSmithKline plc.............................................       5,500           206,030
  IVAX Corp.......................................................      17,800(1)        215,914
  Johnson & Johnson...............................................       7,300           392,083
  KV Pharmaceutical Co., -Class A.................................      12,800(1)        296,960
  Merck & Co., Inc................................................      11,200           634,032
  Mylan Laboratories, Inc.........................................       9,700           338,530
  Pharmacia Corp..................................................      16,285           680,713
  Wyeth...........................................................       5,835           218,229
  Zimmer Holdings, Inc............................................       1,144(1)         47,499
                                                                                     -----------
                                                                                       3,911,651
  COMMUNICATIONS (2.17%)
  ADC Telecommunications, Inc.....................................      67,700(1)        141,493
  AT&T Corp.......................................................       2,000            52,220
  Centurytel, Inc.................................................      14,200           417,196
  Comcast Corp....................................................       3,235(1)         76,249
  SBC Communications, Inc.........................................       7,500           203,325
                                                                                     -----------
                                                                                         890,483
  DEPOSITORY INSTITUTIONS (5.02%)
  Associated Banc-Corp............................................       8,627           292,800
  Citigroup, Inc..................................................       7,430           261,462
  Community Bank Systems, Inc.....................................       4,710           147,659
  FleetBoston Financial Corp......................................      16,860           409,698
  U. S. Bancorp...................................................      32,546           690,626
  Wachovia Corp...................................................       7,000           255,080
                                                                                     -----------
                                                                                       2,057,325

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  ELECTRIC, GAS AND SANITARY SERVICES (6.83%)
  Alliant Energy Corp.............................................       8,660       $   143,323
  Atmos Energy Corp...............................................      21,912           510,988
  Black Hills Corp................................................       8,920           236,558
  Dynegy, Inc.....................................................      18,850            22,243
  Laclede Group, Inc..............................................      16,125           390,225
  Nisource, Inc...................................................       9,700           194,000
  Northwest Natural Gas Co........................................      21,000           568,260
  Puget Energy, Inc...............................................      18,030           397,562
  Teco Energy, Inc................................................       4,600            71,162
  Williams Companies, Inc.........................................      14,200            38,340
  Xcel Energy, Inc................................................      20,305           223,355
                                                                                     -----------
                                                                                       2,796,016
  ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (1.97%)
  Acuity Brands, Inc..............................................      18,500           250,490
  Adaptec, Inc....................................................      23,150(1)        130,798
  ECI Telecom, Ltd................................................      10,000(1)         20,300
  Electronic Data Systems Corp....................................      11,445           210,931
  Intel Corp......................................................       8,900           138,573
  National Service Industries, Inc................................       4,625            33,207
  Roxio, Inc......................................................       3,810(1)         18,174
                                                                                     -----------
                                                                                         802,473
  ENGINEERING AND MANAGEMENT SERVICES (0.32%)
  Affymetrix, Inc.................................................       3,400(1)         77,826
  Monsanto Co.....................................................       2,778            53,476
                                                                                     -----------
                                                                                         131,302
  FABRICATED METAL PRODUCTS (1.02%)
  Cooper Industries, Ltd..........................................       6,738           245,600
  Shaw Group, Inc.................................................      10,400(1)        171,080
                                                                                     -----------
                                                                                         416,680
  FOOD AND KINDRED PRODUCTS (7.92%)
  ConAgra Foods, Inc..............................................      42,066         1,052,071
  Dean Foods Co...................................................      11,324(1)        420,120
  Philip Morris Companies, Inc....................................      19,200           778,176
  Sara Lee Corp...................................................      23,400           526,734
  Sensient Technologies Corp......................................      20,805           467,488
                                                                                     -----------
                                                                                       3,244,589
  FOOD STORES (4.13%)
  7-Eleven, Inc...................................................      74,080(1)        555,600
  Casey's General Stores, Inc.....................................      39,632           483,907
  Kroger Co.......................................................      10,900(1)        168,405
  Safeway, Inc....................................................      20,730(1)        484,253
                                                                                     -----------
                                                                                       1,692,165

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  GENERAL MERCHANDISE STORES (0.99%)
  Federated Department Stores, Inc................................       8,608(1)    $   247,566
  Target Corp.....................................................       5,300           159,000
                                                                                     -----------
                                                                                         406,566
  HEALTH SERVICES (6.41%)
  AmeriPath, Inc..................................................      14,600(1)        313,900
  Laboratory Corp. of America Holdings............................      18,500(1)        429,940
  Province Healthcare Co..........................................      25,600(1)        249,088
  Schering-Plough Corp............................................      23,200           515,040
  Select Medical Corp.............................................      24,700(1)        333,203
  Taro Pharmaceutical Industries, Ltd.............................       9,600(1)        360,960
  Universal Health Services, Inc..................................       9,420(1)        424,842
                                                                                     -----------
                                                                                       2,626,973
  HOLDING AND OTHER INVESTMENT OFFICES (3.68%)
  Highwoods Properties, Inc.......................................      17,500           386,750
  MBIA, Inc.......................................................      16,500           723,690
  Reckson Assoc. Realty Corp......................................       9,125           192,081
  Reckson Assoc. Realty Corp.-Class B.............................       9,125           204,400
                                                                                     -----------
                                                                                       1,506,921
  INDUSTRIAL MACHINERY AND EQUIPMENT (2.16%)
  Cisco Systems, Inc..............................................       6,500(1)         85,150
  EMC Corp........................................................      22,500(1)        138,150
  Hewlett-Packard Co..............................................       6,000           104,160
  Ingersoll-Rand Co...............................................      11,100           477,966
  Solectron Corp..................................................      22,500(1)         79,875
                                                                                     -----------
                                                                                         885,301
  INSTRUMENTS AND RELATED PRODUCTS (3.51%)
  Agilent Technologies, Inc.......................................       7,000(1)        125,720
  Becton Dickinson & Co...........................................      20,000           613,800
  JDS Uniphase Corp...............................................      16,400(1)         40,508
  Pall Corp.......................................................      33,480           558,446
  Perkinelmer, Inc................................................      11,900            98,175
                                                                                     -----------
                                                                                       1,436,649
  INSURANCE CARRIERS (2.29%)
  Allstate Corp...................................................      15,300           565,947
  Mony Group, Inc.................................................      15,000           359,100
  Travelers Property Casualty Corp.-Class A.......................         321(1)          4,703
  Travelers Property Casualty Corp.-Class B.......................         659(1)          9,654
                                                                                     -----------
                                                                                         939,404
  METAL MINING (0.75%)
  Barrick Gold Corp...............................................      20,000           308,200

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  MISC. MANUFACTURING INDUSTRIES (0.65%)
  Emerson Electric Co.............................................       2,300       $   116,955
  Hasbro, Inc.....................................................      12,900           148,995
                                                                                     -----------
                                                                                         265,950
  NONDEPOSITORY INSTITUTIONS (0.94%)
  Federal Home Loan Mortgage Corp.................................       6,500           383,825
  OIL AND GAS EXTRACTION (4.19%)
  Burlington Resources, Inc.......................................      10,000           426,500
  EOG Resources, Inc..............................................       5,800           231,536
  Occidental Petroleum Co.........................................      10,400           295,880
  Offshore Logistics, Inc.........................................      18,500(1)        405,520
  Rowan Companies, Inc............................................      10,900           247,430
  Veritas DGC, Inc................................................      13,800(1)        109,020
                                                                                     -----------
                                                                                       1,715,886
  PAPER AND ALLIED PRODUCTS (1.75%)
  Abitibi Consolidated, Inc.......................................      92,600           713,946
  Sonoco Products Co..............................................         200             4,586
                                                                                     -----------
                                                                                         718,532
  PETROLEUM AND COAL PRODUCTS (4.36%)
  BP Amoco........................................................       6,000           243,900
  ChevronTexaco Corp..............................................       6,300           418,824
  ConocoPhillips..................................................      16,833           814,549
  Marathon Oil Corp...............................................      14,400           306,576
                                                                                     -----------
                                                                                       1,783,849
  PRIMARY METAL INDUSTRIES (1.10%)
  Northwest Pipe Co...............................................      26,100(1)        451,530
  PRINTING AND PUBLISHING (1.63%)
  Belo Corp.......................................................      22,000           469,040
  Mail-Well, Inc..................................................      79,200(1)        198,000
                                                                                     -----------
                                                                                         667,040
  TRANSPORTATION -- BY AIR (1.08%)
  Petroleum Helicopters, Inc. (Non-Voting)........................      14,690(1)        440,553
  TRANSPORTATION EQUIPMENT (2.87%)
  Honeywell International, Inc....................................      23,500           564,000
  ITT Industries, Inc.............................................       4,185           253,988
  SPX Corp........................................................       9,514(1)        356,299
                                                                                     -----------
                                                                                       1,174,287
  WHOLESALE DURABLE GOODS (0.54%)
  Apogent Technologies, Inc.......................................      10,600(1)        220,480

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  MISCELLANEOUS EQUITIES (1.46%)
  H&Q Life Sciences Investors.....................................      17,206       $   204,579
  NASDAQ-100 Trust................................................      16,100(1)        392,357
                                                                                     -----------
                                                                                         596,936
                                                                                     -----------
Total Common Stocks...............................................                    33,627,793
SHORT-TERM INVESTMENTS (17.78%)
------------------------------------
  MONEY MARKET MUTUAL FUND (2.09%)
  Blackrock Provident Institutional Funds, T-Fund Portfolio.......     857,577           857,577

                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                    -------------
  COMMERCIAL PAPER (6.11%)
  American General Finance Co., 1.31%, due 1/14/03................  $1,200,000         1,200,000
  General Electric Capital Corp., 1.30%, due 1/08/03..............   1,300,000         1,300,000
                                                                                     -----------
                                                                                       2,500,000
  UNITED STATES GOVERNMENT AGENCIES (9.58%)
  Federal Farm Credit Bank, due 1/15/03...........................     725,000           724,648
  Federal Home Loan Mortgage Corp., due 1/07/03...................   1,200,000         1,199,748
  Federal National Mortgage Assoc., due 1/02/03...................   2,000,000         1,999,929
                                                                                     -----------
                                                                                       3,924,325
                                                                                     -----------
Total Short-Term Investments......................................                     7,281,902
                                                                                     -----------
Total Investments (99.89%)........................................                    40,909,695
OTHER ASSETS LESS LIABILITIES (0.11%)
-----------------------------------------
  Cash, receivables, prepaid expense and other assets, less
   liabilities....................................................                        43,410
                                                                                     -----------
Total Net Assets (100.00%)........................................                   $40,953,105
                                                                                     ===========

(1)  Non-income producing securities.
SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO
DECEMBER 31, 2002

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
PREFERRED STOCKS (5.86%)
-----------------------------
  DEPOSITORY INSTITUTIONS (1.80%)
  Chase Capital V.................................................      18,000       $     450,000
  ELECTRIC, GAS AND SANITARY SERVICES (3.29%)
  Virginia Electric & Power.......................................      32,000             822,400
  HOLDING AND OTHER INVESTMENT OFFICES (0.77%)
  New Plan Excel Realty Trust.....................................       4,000             192,875
                                                                                     -------------
Total Preferred Stocks............................................                       1,465,275

                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                    -------------
CORPORATE BONDS (27.28%)
-----------------------------
  ELECTRIC, GAS AND SANITARY SERVICES (8.02%)
  Maritime & NE Pipeline, 7.70%, due 11/30/19.....................  $  700,000             820,029
  Oglethorpe Power (OPC Scherer), 6.974%, due 6/30/11.............     300,000             326,178
  Pacificorp, 6.90%, due 11/15/11.................................     750,000             857,918
                                                                                     -------------
                                                                                         2,004,125
  FOOD STORES (2.66%)
  Ahold Finance USA, Inc., 8.25%, due 7/15/10.....................     600,000             664,512
  GENERAL MERCHANDISE STORES (1.04%)
  J.C. Penney & Co., 8.25%, due 8/15/22...........................     300,000             259,125
  HOLDING AND OTHER INVESTMENT OFFICES (3.23%)
  Meditrust, 7.60%, due 9/13/05...................................     150,000             151,136
  Security Capital Pacific, 7.20%, due 3/01/13....................     275,000             298,411
  Washington REIT, 6.898%, due 2/15/18............................     350,000             357,371
                                                                                     -------------
                                                                                           806,918
  TEXTILE MILL PRODUCTS (0.91%)
  Unifi, 6.50%, due 2/01/08.......................................     280,000             228,200
  TOBACCO PRODUCTS (3.30%)
  UST, Inc., 7.25%, due 6/01/09...................................     750,000             824,513
  TRANSPORTATION -- BY AIR (7.50%)
  Continental Airlines, Inc., 6.545%, due 8/02/20.................     448,423             389,240
  Federal Express, 7.50%, due 1/15/18.............................     212,423             245,368
  Northwest Airlines, 7.575%, due 9/01/20.........................     731,736             702,188
  US Air, Inc., 8.36%, due 1/20/19................................     644,964             537,738
                                                                                     -------------
                                                                                         1,874,534
  TRANSPORTATION EQUIPMENT (0.62%)
  Ford Motor Co., 9.215%, due 9/15/21.............................     150,000             155,001
                                                                                     -------------
Total Corporate Bonds.............................................                       6,816,928

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                                                      PRINCIPAL
                                                                       AMOUNT            VALUE
                                                                    -------------    --------------
MORTGAGE-BACKED SECURITIES (44.11%)
------------------------------------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION
   (FNMA) (0.03%)
  Pool #50276, 9.50%, due 2/01/20.................................  $    5,375       $       5,991
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   (GNMA) (44.08%)
  Pool #1022, 5.50%, due 1/01/33..................................   2,000,000(1)        2,046,875
  Pool #1512, 7.50%, due 12/20/23.................................     110,025             118,184
  Pool #2631, 7.00%, due 8/01/28..................................     246,540             260,340
  Pool #2658, 6.50%, due 10/01/28.................................     392,677             410,324
  Pool #2701, 6.50%, due 1/20/29..................................     441,677             461,383
  Pool #2796, 7.00%, due 8/01/29..................................     447,828             472,475
  Pool #3039, 6.50%, due 2/01/31..................................     218,684             228,313
  Pool #3040, 7.00%, due 2/01/31..................................     440,523             464,379
  Pool #3188, 6.50%, due 2/20/32..................................   1,198,220           1,251,000
  Pool #3239, 6.50%, due 5/01/32..................................   1,041,641           1,087,525
  Pool #3261, 6.50%, due 7/20/32..................................   1,840,199(2)        1,921,258
  Pool #3320, 5.50%, due 12/01/32.................................   1,999,980           2,048,260
  Pool #22630, 6.50%, due 8/01/28.................................     214,574(2)          224,217
  Pool #276337, 10.00%, due 8/15/19...............................      16,054              18,431
                                                                                     -------------
                                                                                        11,012,964
                                                                                     -------------
Total Mortgage-Backed Securities..................................                      11,018,955
UNITED STATES TREASURY OBLIGATION (1.75%)
------------------------------------------------
  U.S. Treasury Note, 7.25%, due 8/15/04..........................     400,000             437,596
SHORT-TERM INVESTMENTS (27.98%)
------------------------------------
  COMMERCIAL PAPER (8.41%)
  General Electric Capital Corp., 1.34%, due 1/22/03..............   1,450,000           1,450,000
  Wells Fargo Corp., 1.29%, due 1/10/03...........................     650,000             650,000
                                                                                     -------------
                                                                                         2,100,000
  UNITED STATES GOVERNMENT AGENCIES (16.20%)
  Federal Farm Credit Bank, due 1/03/03...........................     550,000             549,962
  Federal Farm Credit Bank, due 1/13/03...........................     600,000             599,752
  Federal Home Loan Bank, due 1/15/03.............................     350,000             349,831
  Federal Home Loan Bank, due 1/16/03.............................     500,000             499,739
  Federal Home Loan Bank, due 1/17/03.............................     400,000             399,778
  Federal Home Loan Mortgage Assoc., due 1/02/03..................     700,000             699,975
  Federal Home Loan Mortgage Assoc., due 1/08/03..................     450,000             449,891
  Federal Home Loan Mortgage Assoc., due 1/22/03..................     500,000             499,638
                                                                                     -------------
                                                                                         4,048,566

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
MONEY MARKET MUTUAL FUND (3.37%)
---------------------------------------
  Blackrock Provident Institutional Funds, T-Fund Portfolio.......     842,319       $     842,319
                                                                                     -------------
Total Short-Term Investments......................................                       6,990,885
                                                                                     -------------
Total Investments (106.98%).......................................                      26,729,639

OTHER ASSETS LESS LIABILITIES (-6.98%)
------------------------------------------
  Cash, receivables, prepaid expense and other assets, less
   liabilities....................................................                      (1,745,166)
                                                                                     -------------
Total Net Assets (100.00%)........................................                   $  24,984,473
                                                                                     =============

(1)  Firm commitment to purchase on January 22, 2003.
(2)  Held in a segregated account to cover firm commitment.

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO
DECEMBER 31, 2002

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
COMMON STOCKS (0.14%)
--------------------------
  FOOD STORES
  Penn Traffic Co.................................................         9,092(1)  $      31,822
PREFERRED STOCKS (5.60%)
-----------------------------
  HOLDING AND OTHER INVESTMENT OFFICES (1.51%)
  New Plan Excel Realty Trust.....................................         7,000           337,532
  METAL MINING (4.09%)
  Cameco Corp.....................................................        36,000           916,200
                                                                                     -------------
Total Preferred Stocks............................................                       1,253,732

                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                    -------------
CORPORATE BONDS (90.45%)
-----------------------------
  APPAREL AND OTHER TEXTILE PRODUCTS (0.68%)
  Dan River, Inc., 10.125%, due 12/15/03..........................  $    200,000           153,000
  BUSINESS SERVICES (2.74%)
  Cendant Corporation, 7.75%, due 12/01/03........................       600,000           614,250
  CHEMICALS AND ALLIED PRODUCTS (10.97%)
  Lyondell Chemical Co., 9.625%, due 5/01/07......................       900,000           866,250
  Nova Chemicals, Ltd., 7.88%, due 9/15/25........................       800,000           650,288
  Polyone Corp., 8.875%, due 5/01/12..............................       750,000           669,375
  Terra Industries, Inc., 10.50%, due 6/15/05.....................       300,000           271,500
                                                                                     -------------
                                                                                         2,457,413
  COMMUNICATIONS (2.32%)
  Telephone & Data Systems, Inc., 7.00%, due 8/01/06..............       500,000           519,675
  DEPOSITORY INSTITUTIONS (1.96%)
  Hudson United Bancorp, 8.20%, due 9/15/06.......................       400,000           439,236
  ELECTRIC, GAS AND SANITARY SERVICES (21.79%)
  Alliant Energy Resources, Inc., 9.75%, due 1/15/13..............     1,000,000           995,710
  Allied Waste North America, 10.00%, due 8/01/09.................       800,000           800,000
  Cleveland Electric Illuminating Co., 9.00%, due 7/01/23.........     1,000,000         1,065,470
  ESI Tractebel, 7.99%, due 12/30/11..............................       326,204           294,317
  Gulf States Utilities, 8.94%, due 1/01/22.......................       700,000           744,023
  Northwestern Corp., 8.75%, due 3/15/12..........................     1,000,000           725,000
  Waterford 3 Nuclear Power Plant, 8.09%, due 1/02/17.............       251,111           254,373
                                                                                     -------------
                                                                                         4,878,893
  FOOD STORES (0.19%)
  Penn Traffic Co., 11.00%, due 6/29/09...........................        47,850            43,065

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO (CONTINUED)

                                                                      PRINCIPAL
                                                                       AMOUNT            VALUE
                                                                    -------------    --------------
  GENERAL MERCHANDISE STORES (2.03%)
  DR Structured Finance, 8.35%, due 2/15/04.......................  $    475,069     $     194,778
  J.C. Penney & Co., 8.25%, due 8/15/22...........................       300,000           259,125
                                                                                     -------------
                                                                                           453,903
  HOLDING AND OTHER INVESTMENT OFFICES (10.97%)
  Bradley Operating, L.P., 7.20%, due 1/15/08.....................       450,000           436,496
  Federal Realty Investment Trust, 7.48%, due 8/15/26.............       600,000           644,686
  Price Development Company, 7.29%, due 3/11/08...................       450,000           468,801
  Trinet Corp. Realty, 6.75%, due 3/01/13.........................       900,000           906,066
                                                                                     -------------
                                                                                         2,456,049
  INDUSTRIAL MACHINERY AND EQUIPMENT (4.04%)
  AGCO Corp., 8.50%, due 3/15/06..................................       900,000           904,500
  LUMBER AND WOOD PRODUCTS (1.50%)
  Georgia-Pacific Corp., 9.875%, due 11/01/21.....................       225,000           203,625
  Georgia-Pacific Corp., 9.125%, due 7/01/22......................       150,000           131,250
                                                                                     -------------
                                                                                           334,875
  METAL MINING (7.21%)
  Great Central Mining Corp., 8.875%, due 4/01/08.................       900,000           919,125
  Teck Cominco Ltd., 3.75%, due 7/15/06...........................       800,000           695,000
                                                                                     -------------
                                                                                         1,614,125
  OIL AND GAS EXTRACTION (4.24%)
  Pool Energy Services, 8.625%, due 4/01/08.......................       900,000           949,419
  PAPER AND ALLIED PRODUCTS (4.21%)
  Bowater Inc., 9.375%, due 12/15/21..............................       900,000           943,353
  TRANSPORTATION -- BY AIR (11.97%)
  Continental Airlines, Inc., 7.461%, due 10/1/16.................     1,321,411         1,147,500
  Northwest Airlines, 7.575%, due 9/01/20.........................       214,947           206,268
  United Airlines 7.783%, due 7/01/15.............................     1,692,636         1,326,603
                                                                                     -------------
                                                                                         2,680,371
  WATER TRANSPORTATION (3.63%)
  Windsor Petroleum Transportation, 7.84%, due 1/15/21............     1,000,000           813,750
                                                                                     -------------
Total Corporate Bonds.............................................                      20,255,877
SHORT-TERM INVESTMENTS (1.32%)
-----------------------------------

                                                                       SHARES
                                                                        HELD
                                                                    -------------
  MONEY MARKET MUTUAL FUND (1.32%)
  Blackrock Provident Institutional Funds, T-Fund Portfolio.......       294,907           294,907
                                                                                     -------------
Total Investments (97.51%)........................................                      21,836,338

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO (CONTINUED)

                                                                                         VALUE
                                                                                     --------------
OTHER ASSETS LESS LIABILITIES (2.49%)
-----------------------------------------
  Cash, receivables, prepaid expense and other assets, less
   liabilities....................................................                   $     559,093
                                                                                     -------------
Total Net Assets (100.00%)........................................                   $  22,395,431
                                                                                     =============

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO
DECEMBER 31, 2002

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
COMMON STOCKS (61.24%)
---------------------------
  BUSINESS SERVICES (1.24%)
  Computer Associates International, Inc..........................         7,100     $      95,850
  Compuware Corp..................................................        17,000(1)         81,600
  Microsoft Corp..................................................         3,700(1)        191,290
  Symantec Corp...................................................         7,600(1)        307,648
                                                                                     -------------
                                                                                           676,388
  CHEMICALS AND ALLIED PRODUCTS (5.88%)
  Bristol-Myers Squibb Co.........................................        12,300           284,745
  GlaxoSmithKline plc.............................................         4,700           176,062
  IVAX Corp.......................................................        21,500(1)        260,795
  Johnson & Johnson...............................................         8,600           461,906
  KV Pharmaceutical Co., Class A..................................         8,400(1)        194,880
  Merck & Co., Inc................................................        14,400           815,184
  Mylan Laboratories, Inc.........................................        11,700           408,330
  Pharmacia Corp..................................................        13,150           549,670
  Zimmer Holdings, Inc............................................         1,230(1)         51,070
                                                                                     -------------
                                                                                         3,202,642
  COMMUNICATIONS (1.36%)
  ADC Telecommunications..........................................        39,900(1)         83,391
  AT&T Corp.......................................................         2,430            63,447
  Centurytel, Inc.................................................        17,040           500,635
  Comcast Corp....................................................         3,930(1)         92,630
                                                                                     -------------
                                                                                           740,103
  DEPOSITORY INSTITUTIONS (4.93%)
  Associated Banc Corp............................................        15,222           516,634
  Community Bank Systems, Inc.....................................        10,685           334,975
  FleetBoston Financial Corp......................................        20,055           487,336
  U. S. Bancorp...................................................        49,082         1,041,520
  Wachovia Corp...................................................         8,328           303,472
                                                                                     -------------
                                                                                         2,683,937

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  ELECTRIC, GAS AND SANITARY SERVICES (10.78%)
  Alliant Energy Corp.............................................        22,115     $     366,003
  Atmos Energy Corp...............................................        44,552         1,038,953
  Black Hills Corp................................................        15,955           423,127
  Dynegy, Inc.....................................................        23,050            27,199
  Laclede Group, Inc..............................................        37,892           916,986
  Nisource, Inc...................................................         8,100           162,000
  Northwest Natural Gas Co........................................        48,600         1,315,116
  Puget Energy, Inc...............................................        38,560           850,248
  TECO Energy, Inc................................................        11,745           181,695
  Williams Companies, Inc.........................................        16,600            44,820
  Xcel Energy, Inc................................................        49,290           542,190
                                                                                     -------------
                                                                                         5,868,337
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (1.92%)
  Acuity Brands, Inc..............................................        33,850           458,329
  Adaptec, Inc....................................................        24,850(1)        140,403
  Electronic Data Systems Corp....................................        15,000           276,450
  Intel Corp......................................................         5,800            90,306
  National Service Industries, Inc................................         8,462            60,757
  Roxio, Inc......................................................         4,090(1)         19,509
                                                                                     -------------
                                                                                         1,045,754
  ENGINEERING AND MANAGEMENT SERVICES (0.08%)
  Monsanto Co.....................................................         2,243            43,178
  FABRICATED METAL PRODUCTS (0.68%)
  Cooper Industries, Ltd..........................................        10,121           368,910
  FOOD AND KINDRED PRODUCTS (7.20%)
  ConAgra Foods, Inc..............................................        49,530         1,238,745
  Dean Foods Co...................................................        10,398(1)        385,766
  Philip Morris Companies, Inc....................................        29,100         1,179,423
  Sara Lee Corp...................................................        24,100           542,491
  Sensient Technologies Corp......................................        25,465           572,199
                                                                                     -------------
                                                                                         3,918,624
  FOOD STORES (1.73%)
  7-Eleven, Inc...................................................        30,240(1)        226,800
  Kroger Co.......................................................        14,350(1)        221,708
  Safeway, Inc....................................................        21,080(1)        492,429
                                                                                     -------------
                                                                                           940,937
  GENERAL MERCHANDISE STORES (0.54%)
  Federated Department Stores, Inc................................        10,281(1)        295,682

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  HEALTH SERVICES (2.90%)
  Ameripath, Inc..................................................        19,700(1)  $     423,550
  Province Healthcare Co..........................................        12,800(1)        124,544
  Schering-Plough Corp............................................        15,700           348,540
  Select Medical Corp.............................................        12,500(1)        168,625
  Taro Pharmaceutical Industries, Ltd.............................         6,030(1)        226,728
  Universal Health Services, Inc..................................         6,350(1)        286,385
                                                                                     -------------
                                                                                         1,578,372
  HOLDING AND OTHER INVESTMENT OFFICES (2.86%)
  Highwoods Properties, Inc.......................................        21,500           475,150
  MBIA, Inc.......................................................        13,081           573,733
  Reckson Associates Realty Corp..................................        24,260           510,673
                                                                                     -------------
                                                                                         1,559,556
  INDUSTRIAL MACHINERY & EQUIPMENT (1.22%)
  EMC Corp........................................................        13,800(1)         84,732
  Hewlett-Packard Co..............................................         6,900           119,784
  Ingersoll-Rand Co...............................................        10,622           457,383
                                                                                     -------------
                                                                                           661,899
  INSTRUMENTS AND RELATED PRODUCTS (2.42%)
  Becton Dickinson & Co...........................................        23,500           721,215
  Pall Corp.......................................................        35,650           594,642
                                                                                     -------------
                                                                                         1,315,857
  INSURANCE CARRIERS (1.16%)
  Allstate Corp...................................................        17,100           632,529
  METAL MINING (1.17%)
  Barrick Gold Corp...............................................        41,200           634,892
  MISCELLANEOUS MANUFACTURING INDUSTRIES (0.29%)
  Emerson Electric Co.............................................         3,100           157,635
  OIL AND GAS EXTRACTION (3.39%)
  Burlington Resources, Inc.......................................         7,500           319,875
  Occidental Petroleum Co.........................................        21,500           611,675
  Offshore Logistics..............................................        35,850(1)        785,832
  Veritas DGC, Inc................................................        16,400(1)        129,560
                                                                                     -------------
                                                                                         1,846,942
  PAPER AND ALLIED PRODUCTS (1.90%)
  Abitibi Consolidated, Inc.......................................       133,500         1,029,285
  Sonoco Products Co..............................................           200             4,586
                                                                                     -------------
                                                                                         1,033,871

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  PETROLEUM AND COAL PRODUCTS (3.33%)
  BP Amoco........................................................         8,100     $     329,265
  ConocoPhillips..................................................        21,012         1,016,771
  Marathon Oil Corp...............................................        21,800           464,122
                                                                                     -------------
                                                                                         1,810,158
  PRIMARY METAL INDUSTRIES (0.12%)
  Wolverine Tube, Inc.............................................        11,400(1)         65,094
  PRINTING AND PUBLISHING (1.32%)
  Belo Corp.......................................................        33,600           716,352
  TRANSPORTATION EQUIPMENT (2.55%)
  Honeywell International, Inc....................................        27,400           657,600
  ITT Industries, Inc.............................................         5,095           309,215
  SPX Corp........................................................        11,228(1)        420,489
                                                                                     -------------
                                                                                         1,387,304
  WHOLESALE TRADE - DURABLE GOODS (0.27%)
  Apogent Technologies, Inc.......................................         7,000(1)        145,600
                                                                                     -------------
Total Common Stocks...............................................                      33,330,553
PREFERRED STOCKS (5.90%)
-----------------------------
  DEPOSITORY INSTITUTIONS (0.95%)
  Taylor Capital Group, Inc.......................................        26,000           515,939
  ELECTRIC, GAS AND SANITARY SERVICES (1.28%)
  Virginia Electric & Power.......................................        27,100           696,470
  PETROLEUM AND COAL PRODUCTS (2.58%)
  Nexen, Inc......................................................        56,000         1,405,600
  WHOLESALE TRADE - NONDURABLE GOODS (1.09%)
  Suiza Capital Trust II..........................................        11,200           593,600
                                                                                     -------------
Total Preferred Stocks............................................                       3,211,609

                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                    -------------
CORPORATE BONDS (2.39%)
----------------------------
  METAL MINING (2.39%)
  Teck Cominco Ltd., 3.75%, due 7/15/06...........................  $  1,500,000         1,303,125
                                                                                     -------------
Total Corporate Bonds.............................................                       1,303,125

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                                                      PRINCIPAL
                                                                       AMOUNT            VALUE
                                                                    -------------    --------------
MORTGAGE-BACKED SECURITIES (9.66%)
-----------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   (GNMA) (9.66%)
  Pool #1022, 5.50%, due 1/01/33..................................       875,000(2)  $     895,508
  Pool #2796, 7.00%, due 8/01/29..................................       671,743           708,712
  Pool #3040, 7.00%, due 2/01/31..................................       550,655           580,474
  Pool #3188, 6.50%, due 2/20/32..................................     1,198,220         1,251,000
  Pool #3239, 6.50%, due 5/01/32..................................     1,744,518(3)      1,821,362
                                                                                     -------------
Total Mortgage-Backed Securities..................................                       5,257,056
SHORT-TERM INVESTMENTS (22.03%)
------------------------------------
  COMMERCIAL PAPER (5.51%)
  American General Finance Corp., 1.27%, due 1/10/03..............     2,000,000         2,000,000
  General Electric Capital Corp., 1.32%, due 1/22/03..............     1,000,000         1,000,000
                                                                                     -------------
  Total Commercial Paper..........................................                       3,000,000
  UNITED STATES GOVERNMENT AGENCIES (13.32%)
  Federal Home Loan Bank, due 1/17/03.............................     1,850,000         1,848,971
  Federal National Mortgage Assoc., due 1/02/03...................       750,000           749,974
  Federal National Mortgage Assoc., due 1/03/03...................     1,300,000         1,299,907
  Federal National Mortgage Assoc., due 1/08/03...................     1,850,000         1,849,550
  Federal National Mortgage Assoc., due 1/15/03...................     1,500,000         1,499,259
                                                                                     -------------
                                                                                         7,247,661

                                                                       SHARES
                                                                        HELD
                                                                    -------------
  MONEY MARKET MUTUAL FUND (3.20%)
  Blackrock Provident Institutional Funds, T-Fund Portfolio.......     1,744,643         1,744,643
                                                                                     -------------
Total Short-Term Investments......................................                      11,992,304
                                                                                     -------------
Total Investments (101.22%).......................................                      55,094,647
OTHER ASSETS LESS LIABILITIES (-1.22%)
------------------------------------------
  Cash, receivables, prepaid expense and other assets, less
   liabilities....................................................                        (666,844)
                                                                                     -------------
Total Net Assets (100.00%)........................................                   $  54,427,803
                                                                                     =============

(1)  Non-income producing securities.
(2)  Firm commitment to purchase on January 22, 2003.
(3)  Held in a segregated account to cover firm commitment.

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO
DECEMBER 31, 2002

                                                                    ANNUALIZED
                                                                     YIELD ON
                                                                     PURCHASE    PRINCIPAL
                                                                       DATE       AMOUNT           VALUE
                                                                    ----------  -----------    --------------
SHORT-TERM INVESTMENTS (98.88%)
------------------------------------
  COMMERCIAL PAPER (20.25%)
    NONDEPOSITORY INSTITUTIONS
    American General Finance Corp., 1.25%, due 1/16/03............     1.251%   $  375,000     $     375,000
    ChevronTexaco Corp., 1.25%, due 1/09/03.......................     1.251       225,000           225,000
    General Electric Capital Corp., 1.36%, due 1/09/03............     1.362       375,000           375,000
    IBM Corp., 1.28%, due 2/10/03.................................     1.282       300,000           300,000
    Wells Fargo Corp., 1.29%, due 1/09/03.........................     1.291       375,000           375,000
                                                                                               -------------
  Total Commercial Paper..........................................                                 1,650,000
  UNITED STATES GOVERNMENT AGENCIES (78.63%)
    Federal Farm Credit Bank, due 1/03/03.........................     1.248       190,000           189,987
    Federal Farm Credit Bank, due 1/13/03.........................     1.259       300,000           299,876
    Federal Home Loan Bank, due 1/06/03...........................     1.679       250,000           249,942
    Federal Home Loan Bank, due 1/31/03...........................     1.434       400,000           399,529
    Federal Home Loan Bank, due 2/14/03...........................     1.251       275,000           274,586
    Federal Home Loan Bank, due 3/03/03...........................     1.219       400,000           399,187
    Federal Home Loan Bank, due 3/19/03...........................     1.281       250,000           249,326
    Federal Home Loan Mortgage Corp., due 1/07/03.................     1.229       400,000           399,919
    Federal Home Loan Mortgage Corp., due 1/14/03.................     1.229       150,000           149,934
    Federal Home Loan Mortgage Corp., due 1/23/03.................     1.639       450,000           449,556
    Federal Home Loan Mortgage Corp., due 2/04/03.................     1.270       200,000           199,764
    Federal Home Loan Mortgage Corp., due 2/18/03.................     1.265       500,000           499,170
    Federal Home Loan Mortgage Corp., due 2/28/03.................     1.260       250,000           249,500
    Federal Home Loan Mortgage Corp., due 3/13/03.................     1.281       250,000           249,379
    Federal National Mortgage Assoc., due 1/02/03.................     1.289       400,000           399,986
    Federal National Mortgage Assoc., due 1/08/03.................     1.229       275,000           274,935
    Federal National Mortgage Assoc., due 1/10/03.................     1.289       325,000           324,897
    Federal National Mortgage Assoc., due 1/27/03.................     1.280       200,000           199,818
    Federal National Mortgage Assoc., due 1/30/03.................     1.290       350,000           349,642
    Federal National Mortgage Assoc., due 2/05/03.................     1.230       300,000           299,646
    Federal National Mortgage Assoc., due 2/12/03.................     1.231       300,000           299,576
                                                                                               -------------
  Total United States Government Agencies.........................                                 6,408,155
                                                                                               -------------
Total Short-Term Investments......................................                                 8,058,155
OTHER ASSETS LESS LIABILITIES (1.12%)
-----------------------------------------
  Cash, receivables, prepaid expense and other assets,
   less liabilities...............................................                                    91,386
                                                                                               -------------
Total Net Assets (100.00%)........................................                             $   8,149,541
                                                                                               =============

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO
DECEMBER 31, 2002

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
COMMON STOCKS (94.79%)
---------------------------
  BUSINESS SERVICES (2.70%)
  AOL Time Warner, Inc............................................        50,502(1)  $     661,576
  Microsoft Corp..................................................        20,540(1)      1,061,918
                                                                                     -------------
                                                                                         1,723,494
  CHEMICALS AND ALLIED PRODUCTS (16.08%)
  Bristol-Myers Squibb Co.........................................        36,063           834,859
  E.I. du Pont de Nemours & Co....................................        26,881         1,139,754
  Johnson & Johnson...............................................        43,580         2,340,682
  Lilly (Eli) & Co................................................        18,022         1,144,397
  Merck & Co., Inc................................................        28,928         1,637,614
  Pfizer, Inc.....................................................        36,882         1,127,483
  Procter & Gamble Co.............................................        20,521         1,763,575
  Zimmer Holdings, Inc............................................         6,054(1)        251,362
                                                                                     -------------
                                                                                        10,239,726
  COMMUNICATIONS (7.77%)
  AT&T Corp.......................................................         9,732           254,103
  Comcast Corp....................................................        15,742(1)        371,039
  SBC Communications, Inc.........................................        35,565           964,167
  Verizon Communications..........................................        32,907         1,275,146
  Viacom, Inc.-Class B............................................        51,228(1)      2,088,053
                                                                                     -------------
                                                                                         4,952,508
  DEPOSITORY INSTITUTIONS (4.33%)
  Bank of America.................................................        23,298         1,620,842
  J. P. Morgan Chase & Co.........................................        47,270         1,134,480
                                                                                     -------------
                                                                                         2,755,322
  EATING AND DRINKING PLACES (1.30%)
  McDonald's Corp.................................................        51,752           832,172
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (5.04%)
  General Electric Co.............................................        61,876         1,506,681
  Intel Corp......................................................        46,206           719,428
  Lucent Technologies, Inc........................................       104,446(1)        131,602
  McData Corp.....................................................        16,793(1)        119,230
  Motorola, Inc...................................................        37,949           328,259
  Texas Instruments, Inc..........................................        27,001           405,285
                                                                                     -------------
                                                                                         3,210,485
  FOOD AND KINDRED PRODUCTS (7.03%)
  Coca-Cola Co. (The).............................................        26,389         1,156,366
  PepsiCo, Inc....................................................        41,360         1,746,219
  Philip Morris Companies, Inc....................................        38,965         1,579,251
                                                                                     -------------
                                                                                         4,481,836

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  GENERAL MERCHANDISE STORES (4.79%)
  Wal-Mart Stores, Inc............................................        60,363     $   3,048,935
  INDUSTRIAL MACHINERY AND EQUIPMENT (14.43%)
  3M Co...........................................................        16,534         2,038,642
  Caterpillar, Inc................................................        32,307         1,477,076
  Cisco Systems, Inc..............................................        62,268(1)        815,711
  Dell Computer Corp..............................................        39,460(1)      1,055,160
  EMC Corp........................................................        38,068(1)        233,738
  Hewlett-Packard Co..............................................        41,279           716,603
  International Business Machines Corp............................        26,621         2,063,128
  Oracle Corp.....................................................        58,314(1)        629,791
  Sun Microsystems, Inc...........................................        52,788(1)        164,171
                                                                                     -------------
                                                                                         9,194,020
  INSTRUMENTS AND RELATED PRODUCTS (1.63%)
  Agilent Technologies, Inc.......................................        12,407(1)        222,830
  Eastman Kodak Co................................................        23,318           817,063
                                                                                     -------------
                                                                                         1,039,893
  INSURANCE CARRIERS (3.60%)
  American International Group, Inc...............................        37,964         2,196,218
  Traveler Property Casualty, Inc.-Class A........................         2,131(1)         31,219
  Traveler Property Casualty, Inc.-Class B........................         4,378(1)         64,138
                                                                                     -------------
                                                                                         2,291,575
  LUMBER AND WOOD PRODUCTS (0.98%)
  Home Depot, Inc.................................................        25,913           620,875
  MOTION PICTURES (1.36%)
  Disney (Walt) Co................................................        52,949           863,598
  NONDEPOSITORY INSTITUTIONS (2.72%)
  Citigroup, Inc..................................................        49,326         1,735,782
  PAPER AND ALLIED PRODUCTS (1.76%)
  International Paper Co..........................................        32,017         1,119,635
  PETROLEUM AND COAL PRODUCTS (4.75%)
  Exxon Mobil Corp................................................        86,571         3,024,791
  PRIMARY METAL INDUSTRIES (2.53%)
  Alcoa, Inc......................................................        70,598         1,608,222
  SECURITY AND COMMODITY BROKERS (2.93%)
  American Express Co.............................................        52,797         1,866,374
  TRANSPORTATION EQUIPMENT (8.86%)
  Boeing Co. (The)................................................        32,082         1,058,385
  Ford Motor Co...................................................        64,327           598,241
  General Motors Corp.............................................        25,590           943,247
  Honeywell International, Inc....................................        38,024           912,576
  United Technologies Corp........................................        34,361         2,128,320
                                                                                     -------------
                                                                                         5,640,769

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                                                       SHARES
                                                                        HELD             VALUE
                                                                    -------------    --------------
  WHOLESALE -- DURABLE GOODS (0.20%)
  Visteon Corp....................................................        18,615     $     129,560
                                                                                     -------------
Total Common Stocks...............................................                      60,379,572
SHORT-TERM INVESTMENTS (5.16%)
-----------------------------------
  MONEY MARKET MUTUAL FUND (1.94%)
  Blackrock Provident Institutional Funds, T-Fund Portfolio.......     1,236,160         1,236,160

                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                    -------------
  UNITED STATES GOVERNMENT AGENCIES (3.22%)
  Federal National Mortgage Assoc., due 1/27/03...................  $  2,050,000         2,048,133
                                                                                     -------------
Total Short-Term Investments......................................                       3,284,293
                                                                                     -------------
Total Investments (99.95%)........................................                      63,663,865
OTHER ASSETS LESS LIABILITIES (0.05%)
-----------------------------------------
  Cash, receivables, prepaid expense and other assets, less
   liabilities....................................................                          34,753
                                                                                     -------------
Total Net Assets (100.00%)........................................                   $  63,698,618
                                                                                     =============

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    EquiTrust Variable Insurance Series Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end diversified management investment company and operates in the mutual fund industry. The Fund currently consists of six portfolios [known as the Value Growth, High Grade Bond, Strategic Yield (formerly High Yield Bond), Managed, Money Market and Blue Chip Portfolios]. Shares of the Fund are sold only to certain life insurance companies' separate accounts to fund the benefits under variable insurance contracts issued by such life insurance companies, including Farm Bureau Life Insurance Company and EquiTrust Life Insurance Company (see
NOTE 3).

SECURITY VALUATION

    All portfolios, other than the Money Market Portfolio, value their investment securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. If the mean is not available, exchange traded securities are valued using the prior day's closing prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Investments for which market quotations are not readily available, or in situations when liquidation of the holdings at quoted market prices is questionable, are valued at fair value as determined in good faith by the Fund's Board of Trustees. Short-term investments are valued at market value, except that obligations maturing in 90 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market.

    The Money Market Portfolio values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

INCOME AND INVESTMENT TRANSACTIONS

    The Fund records investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividend income is recorded on the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    With respect to the Money Market Portfolio, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions of the other portfolios are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for certain defaulted

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) securities, and basis adjustments resulting from corporate reorganizations. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. During the year ended December 31, 2002, there were no permanent adjustments reflected in the statement of assets and liabilities.

    Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  FEDERAL INCOME TAXES

    No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

    At December 31, 2002, the Portfolios had approximate net capital loss carryforwards as follows:

                                                             PORTFOLIO
                                           ----------------------------------------------
                                             VALUE     STRATEGIC                  BLUE
NET CAPITAL LOSS CARRYFORWARDS EXPIRE IN:    GROWTH      YIELD      MANAGED       CHIP
-----------------------------------------  ----------  ----------  ----------  ----------
2006...............................        $7,077,000
2007...............................                    $    9,000
2008...............................         2,848,000      14,000  $2,654,000
2010...............................                     1,814,000              $1,786,000
                                           ----------  ----------  ----------  ----------
                                           $9,925,000  $1,837,000  $2,654,000  $1,786,000
                                           ==========  ==========  ==========  ==========

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

    The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. ("EquiTrust Investment") relating to the management of the portfolios and the investment of their assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) annual investment advisory and management fees, which are based on each portfolio's average daily net assets as follows: Value Growth Portfolio -- 0.45%; High Grade Bond
Portfolio -- 0.30%; Strategic Yield Portfolio -- 0.45%; Managed Portfolio -- 0.45%; Money Market Portfolio -- 0.25% ; and Blue Chip Portfolio -- 0.20%, and
(2) accounting fees, which are based on each portfolio's daily net assets at an annual rate of 0.05%, with a maximum per portfolio annual expense of $30,000.

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
    The Fund has entered into an agreement with EquiTrust Investment whereby EquiTrust Investment also serves as the principal underwriter and distributor of the Fund's shares and as the Fund's shareholder service, transfer and dividend disbursing agent. There are no additional fees associated with these services.

    EquiTrust Investment has agreed to reimburse the portfolios annually for total expenses (excluding brokerage, interest, taxes and extraordinary expenses) in excess of 1.50% of each portfolio's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fee paid by the portfolio for such period. During the year ended December 31, 2002, EquiTrust Investment further agreed to reimburse any portfolio, to the extent that annual operating expenses, including the investment advisory fee, exceed 0.65%. For the year ended December 31, 2002, the Fund's expenses did not exceed the reimbursement thresholds and, accordingly, no expenses were reimbursed by EquiTrust Investment.

    Certain officers and trustees of the Fund are also officers of EquiTrust Investment, its affiliate, Farm Bureau Life Insurance Company, and other affiliated entities. At December 31, 2002, the total number of the shares of each portfolio owned by Farm Bureau Life Insurance Company, EquiTrust Life Insurance Company (an affiliate), and related separate accounts are as follows:

PORTFOLIO                                            SHARES
---------                                           ---------
Value Growth......................................  4,481,355
High Grade Bond...................................  2,394,777
Strategic Yield...................................  2,549,909
Managed...........................................  4,406,610
Money Market......................................  7,919,377
Blue Chip.........................................  2,337,626

4.  EXPENSE OFFSET ARRANGEMENTS

    The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the funds' cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations.

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  CAPITAL SHARE TRANSACTIONS

    The Fund has an unlimited number of shares of beneficial interest authorized with no par value. Net assets as of December 31, 2002, consisted of the following for financial reporting purposes:

                                                            PORTFOLIO
                           ---------------------------------------------------------------------------
                              VALUE     HIGH GRADE    STRATEGIC                  MONEY        BLUE
                             GROWTH        BOND         YIELD       MANAGED      MARKET       CHIP
                           -----------  -----------  -----------  -----------  ----------  -----------
Paid-in capital..........  $56,152,029  $24,081,089  $24,898,006  $55,970,476  $8,149,541  $72,978,567
Accumulated undistributed
 net investment income...      632,800                              1,494,900                1,066,311
Accumulated undistributed
 net realized gain (loss)
 from investment
 transactions............   (9,985,422)     126,083   (1,837,220)  (2,778,179)              (1,786,265)
Net unrealized
 appreciation
 (depreciation) of
 investments.............   (5,846,302)     777,301     (665,355)    (259,394)              (8,559,995)
                           -----------  -----------  -----------  -----------  ----------  -----------
Net Assets...............  $40,953,105  $24,984,473  $22,395,431  $54,427,803  $8,149,541  $63,698,618
                           ===========  ===========  ===========  ===========  ==========  ===========

    As of December 31, 2002, the components of accumulated earnings (deficit) and capital gains (losses) on a tax basis were identical to those reported in the statements of assets and liabilities, except as follows:

                                                   PORTFOLIO
                                     --------------------------------------
                                        VALUE                    STRATEGIC
                                        GROWTH       MANAGED       YIELD
                                     ------------  -----------  -----------
Undistributed ordinary income......  $    632,800  $ 1,494,900  $    14,876
                                     ------------  -----------  -----------
Accumulated earnings...............       632,800    1,494,900       14,876
Accumulated capital and other
 losses............................    (9,924,988)  (2,654,212)  (1,837,220)
Net unrealized depreciation of
 investments.......................    (5,906,736)    (383,361)    (680,231)
                                     ------------  -----------  -----------
Total accumulated earnings
 (deficit).........................  $(15,198,924) $(1,542,673) $(2,502,575)
                                     ============  ===========  ===========

    During 2002 certain investees of the Value Growth and Managed Portfolios reincorporated in Bermuda. Upon reincorporation, unrealized capital gains on these investments were recognized for tax purposes, creating taxable capital gains for their shareholders. Capital gains recognized for tax purposes from these transactions were $60,434 for the Value Growth Portfolio and $123,967 for the Managed Portfolio. Additionally, the Strategic Yield Portfolio held a defaulted security whose accrued interest ($14,876) at the time of default has been accrued for tax purposes and not for financial reporting purposes.

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  CAPITAL SHARE TRANSACTIONS (CONTINUED)
    Transactions in shares of beneficial interest for each portfolio were as follows:

                                                     SHARES ISSUED IN
                                                      REINVESTMENT OF
                                                       DIVIDENDS AND                                   NET INCREASE
                                 SHARES SOLD           DISTRIBUTIONS         SHARES REDEEMED            (DECREASE)
                           -----------------------  -------------------  -----------------------  -----------------------
PORTFOLIO                    SHARES      AMOUNT     SHARES     AMOUNT      SHARES      AMOUNT       SHARES      AMOUNT
---------                  ----------  -----------  -------  ----------  ----------  -----------  ----------  -----------
Year ended December 31, 2002:
  Value Growth...........     313,599  $ 3,060,299   79,813  $  815,691     293,302  $ 2,780,200     100,110  $ 1,095,790
  High Grade Bond........     629,420    6,433,056  109,184   1,119,460     209,026    2,140,588     529,578    5,411,928
  Strategic Yield........     387,871    3,430,716  173,173   1,525,246     270,103    2,363,471     290,941    2,592,491
  Managed................     446,596    5,652,393  143,639   1,801,236     317,632    3,905,338     272,603    3,548,291
  Money Market...........  23,190,009   23,190,009   74,993      74,993  24,435,623   24,435,623  (1,170,621)  (1,170,621)
  Blue Chip..............     193,377    5,860,594   34,889   1,156,568     205,739    6,055,865      22,527      961,297

Year ended December 31, 2001:
  Value Growth...........     470,182  $ 4,774,592   87,103  $  864,927     226,825  $ 2,286,484     330,460  $ 3,353,035
  High Grade Bond........     492,842    4,959,682   99,473   1,002,870     135,702    1,369,519     456,613    4,593,033
  Strategic Yield........     399,236    3,644,096  158,682   1,452,379     150,420    1,378,751     407,498    3,717,724
  Managed................     375,473    4,812,951  176,817   2,164,240     232,500    2,967,685     319,790    4,009,506
  Money Market...........  18,609,592   18,609,592  217,582     217,582  16,740,014   16,740,014   2,087,160    2,087,160
  Blue Chip..............     203,956    7,206,278   46,599   1,826,241     150,300    5,273,031     100,255    3,759,488

6.  INVESTMENT TRANSACTIONS

    For the year ended December 31, 2002, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by portfolio, were as follows:

PORTFOLIO                                  PURCHASES     SALES
---------                                 -----------  ----------
Value Growth............................  $ 8,878,474  $5,025,866
High Grade Bond.........................                1,631,570
Strategic Yield.........................   10,878,288   6,412,558
Managed.................................    6,707,672   6,586,232
Blue Chip...............................    4,935,740     206,916

    Any of the portfolios may purchase newly issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. The High Grade Bond and Managed Portfolios have purchase commitments on a mortgage-backed security issued by Government National Mortgage Association (security pool #1022). These transactions are expected to settle on January 22, 2003, but will not settle until they are delivered to the portfolios. These transactions are subject to market fluctuations and the current value is determined in the same manner as for other portfolio securities. As of December 31, 2002, the High Grade Bond and Managed Portfolios had purchase commitments involving securities with face amounts of $2,000,000 and $875,000, cost of $1,972,042 and $862,768, and market values of $2,046,875 and $895,508, respectively.

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  INVESTMENT TRANSACTIONS (CONTINUED)
    The U.S. federal income tax basis of the Fund's investments in securities and the net unrealized appreciation (depreciation) of investments for U.S. federal income tax purposes at December 31, 2002, by portfolio were composed of the following:

                                 TAX COST OF        GROSS UNREALIZED             NET UNREALIZED
                                 INVESTMENTS   --------------------------  APPRECIATION (DEPRECIATION)
PORTFOLIO                       IN SECURITIES  APPRECIATION  DEPRECIATION        OF INVESTMENTS
---------                       -------------  ------------  ------------  ---------------------------
Value Growth..................   $46,816,431    $2,930,530   $ 8,837,266           $(5,906,736)
High Grade Bond...............    25,952,338     1,076,790       299,489               777,301
Strategic Yield...............    22,516,569       499,251     1,179,482              (680,231)
Managed.......................    55,478,008     4,880,824     5,264,185              (383,361)
Blue Chip.....................    72,223,860     9,564,549    18,124,544            (8,559,995)

    The basis for federal income tax purposes and financial reporting purposes for investments in the Money Market Portfolio is the same and is equal to the underlying investments' carrying value.

7.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income for the following portfolios are declared daily and were payable on the last business day of the month as follows:

                                               PORTFOLIO
                                     ------------------------------
                                        HIGH
                                       GRADE     STRATEGIC   MONEY
PAYABLE DATE                            BOND       YIELD    MARKET
------------                         ----------  ---------  -------
January 31, 2002...................   $0.0398     $0.0492   $0.0011
February 28, 2002..................    0.0406      0.0470    0.0009
March 28, 2002.....................    0.0482      0.0546    0.0010
April 30, 2002.....................    0.0417      0.0484    0.0011
May 31, 2002.......................    0.0376      0.0448    0.0010
June 28, 2002......................    0.0473      0.0506    0.0009
July 31, 2002......................    0.0411      0.0464    0.0011
August 30, 2002....................    0.0374      0.0407    0.0010
September 30, 2002.................    0.0521      0.0620    0.0010
October 31, 2002...................    0.0390      0.0535    0.0010
November 29, 2002..................    0.0339      0.0520    0.0008
December 31, 2002..................    0.0454      0.0686    0.0007
                                      -------     -------   -------
Total dividends per share..........   $0.5041     $0.6178   $0.0116
                                      =======     =======   =======

    The percentage of income dividends qualifying for deduction by corporate shareholders for the High Grade Bond Portfolio and StrategicYield Portfolio is 5% for each portfolio.

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)
    In addition, dividends and distributions to shareholders from net investment income and net realized gain on investment transactions were paid during the year ended December 31, 2002, for the following portfolios:

ORDINARY INCOME DIVIDENDS:

                                                                DIVIDEND     PERCENT
                                                                 AMOUNT   QUALIFYING FOR
                           DECLARATION    RECORD     PAYABLE      PER     DEDUCTIONS BY
PORTFOLIO                     DATE         DATE        DATE      SHARE     CORPORATIONS
---------                  -----------  ----------  ----------  --------  --------------
Value Growth.............     1/23/02     1/23/02     1/24/02   $0.1857           82%
Managed..................     1/23/02     1/23/02     1/24/02    0.4328           63%
Blue Chip................     1/23/02     1/23/02     1/24/02    0.4987           97%

    For federal income tax purposes, the funds designate capital gain dividends as follows:

CAPITAL GAINS DISTRIBUTIONS:

                                DECLARATION    RECORD     PAYABLE     AMOUNT
PORTFOLIO                          DATE         DATE        DATE     PER SHARE
---------                       -----------  ----------  ----------  ---------
High Grade Bond...............     1/23/02     1/23/02     1/24/02    $0.0103

    The federal income tax character of dividends and distributions to shareholders during 2002 and 2001 was the same as for financial reporting purposes.

                 (This page has been left blank intentionally.)

EQUITRUST VARIABLE INSURANCE SERIES FUND
FINANCIAL HIGHLIGHTS
YEARS ENDED DECEMBER 31, 2002, 2001, 2000, 1999, AND 1998

                                                                     VALUE GROWTH
                                                                       PORTFOLIO
                                                  ---------------------------------------------------
                                                   2002       2001       2000       1999       1998
                                                  -------    -------    -------    -------    -------
Net asset value, beginning of year............    $ 10.39    $  9.92    $  8.69    $  9.50    $ 12.58
  Income From Investment Operations
  Net investment income.......................       0.14       0.18       0.22       0.18       0.22
  Net gains (losses) on securities
   (both realized and unrealized).............      (1.20)      0.50       1.20      (0.77)     (3.29)
                                                  -------    -------    -------    -------    -------
Total from investment operations..............      (1.06)      0.68       1.42      (0.59)     (3.07)
                                                  -------    -------    -------    -------    -------
Less Distributions
  Dividends (from net investment income)......      (0.19)     (0.21)     (0.19)     (0.22)     (0.01)
  Distributions (from capital gains)..........
  Distributions in excess of net realized
   gains......................................
                                                  -------    -------    -------    -------    -------
Total distributions...........................      (0.19)     (0.21)     (0.19)     (0.22)     (0.01)
                                                  -------    -------    -------    -------    -------
Net asset value, end of year..................    $  9.14    $ 10.39    $  9.92    $  8.69    $  9.50
                                                  =======    =======    =======    =======    =======
Total Return:
  Total investment return based on net asset
   value (1)..................................     (10.43)%     6.98%     16.71%     (6.34)%   (24.43)%

Ratios/Supplemental Data:
  Net assets, end of year (000's omitted).....    $40,953    $45,522    $40,173    $40,848    $42,664
  Ratio of total expenses to average net
   assets.....................................       0.59%      0.57%      0.57%      0.57%      0.56%
  Ratio of net expenses to average net
   assets.....................................       0.59%      0.57%      0.56%      0.57%      0.55%
  Ratio of net investment income to average
   net assets.................................       1.46%      1.89%      2.34%      1.91%      2.17%
  Portfolio turnover rate.....................         15%        40%        78%       152%       230%

------------------------------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

SEE ACCOMPANYING NOTES.

                                                                         HIGH
                                                                      GRADE BOND
                                                                       PORTFOLIO
                                                  ---------------------------------------------------
                                                   2002       2001       2000       1999       1998
                                                  -------    -------    -------    -------    -------
Net asset value, beginning of year............    $ 10.08    $  9.82    $  9.49    $ 10.19    $ 10.11
  Income From Investment Operations
  Net investment income.......................       0.50       0.62       0.67       0.62       0.66
  Net gains (losses) on securities
   (both realized and unrealized).............       0.32       0.26       0.34      (0.67)      0.08
                                                  -------    -------    -------    -------    -------
Total from investment operations..............       0.82       0.88       1.01      (0.05)      0.74
                                                  -------    -------    -------    -------    -------
Less Distributions
  Dividends (from net investment income)......      (0.50)     (0.62)     (0.67)     (0.62)     (0.66)
  Distributions (from capital gains)..........      (0.01)                (0.01)     (0.03)
  Distributions in excess of net realized
   gains......................................
                                                  -------    -------    -------    -------    -------
Total distributions...........................      (0.51)     (0.62)     (0.68)     (0.65)     (0.66)
                                                  -------    -------    -------    -------    -------
Net asset value, end of year..................    $ 10.39    $ 10.08    $  9.82    $  9.49    $ 10.19
                                                  =======    =======    =======    =======    =======
Total Return:
  Total investment return based on net asset
   value (1)..................................       8.37%      9.10%     11.14%     (0.46)%     7.51%

Ratios/Supplemental Data:
  Net assets, end of year (000's omitted).....    $24,984    $18,908    $13,934    $13,638    $10,255
  Ratio of total expenses to average net
   assets.....................................       0.46%      0.45%      0.45%      0.48%      0.50%
  Ratio of net expenses to average net
   assets.....................................       0.46%      0.45%      0.45%      0.47%      0.46%
  Ratio of net investment income to average
   net assets.................................       4.92%      6.10%      7.03%      6.34%      6.44%
  Portfolio turnover rate.....................         22%        17%         7%        24%        46%

                                                                     STRATEGIC
                                                                       YIELD
                                                                     PORTFOLIO
                                                ---------------------------------------------------
                                                 2002       2001       2000       1999       1998
                                                -------    -------    -------    -------    -------
Net asset value, beginning of year............  $  8.90    $  8.82    $  9.30    $ 10.17    $ 10.21
  Income From Investment Operations
  Net investment income.......................     0.62       0.73       0.75       0.74       0.71
  Net gains (losses) on securities
   (both realized and unrealized).............    (0.15)      0.08      (0.48)     (0.81)     (0.03)
                                                -------    -------    -------    -------    -------
Total from investment operations..............     0.47       0.81       0.27      (0.07)      0.68
                                                -------    -------    -------    -------    -------
Less Distributions
  Dividends (from net investment income)......    (0.62)     (0.73)     (0.75)     (0.74)     (0.71)
  Distributions (from capital gains)..........                                                (0.01)
  Distributions in excess of net realized
   gains......................................                                     (0.06)
                                                -------    -------    -------    -------    -------
Total distributions...........................    (0.62)     (0.73)     (0.75)     (0.80)     (0.72)
                                                -------    -------    -------    -------    -------
Net asset value, end of year..................  $  8.75    $  8.90    $  8.82    $  9.30    $ 10.17
                                                =======    =======    =======    =======    =======
Total Return:
  Total investment return based on net asset
   value (1)..................................     5.43%      9.22%      3.05%     (0.75)%     6.88%
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted).....  $22,395    $20,182    $16,410    $17,752    $15,680
  Ratio of total expenses to average net
   assets.....................................     0.61%      0.59%      0.59%      0.60%      0.61%
  Ratio of net expenses to average net
   assets.....................................     0.61%      0.59%      0.58%      0.59%      0.58%
  Ratio of net investment income to average
   net assets.................................     7.04%      7.93%      8.30%      7.62%      6.92%
  Portfolio turnover rate.....................       34%        33%         3%        27%        43%

EQUITRUST VARIABLE INSURANCE SERIES FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  MANAGED
                                                                 PORTFOLIO
                                            ---------------------------------------------------
                                             2002       2001       2000       1999       1998
                                            -------    -------    -------    -------    -------
Net asset value, beginning of year......    $ 13.00    $ 12.58    $ 10.54    $ 11.45    $ 12.55
  Income From Investment Operations
    Net investment income...............       0.34       0.44       0.59       0.64       0.53
    Net gains (losses) on securities
     (both realized and unrealized).....      (0.57)      0.55       2.11      (1.02)     (1.63)
                                            -------    -------    -------    -------    -------
  Total from investment operations......      (0.23)      0.99       2.70      (0.38)     (1.10)
                                            -------    -------    -------    -------    -------
  Less Distributions
    Dividends (from net investment
     income)............................      (0.43)     (0.57)     (0.66)     (0.53)
    Distributions (from capital
     gains).............................
    Distributions in excess of net
     realized gains
                                            -------    -------    -------    -------    -------
  Total distributions...................      (0.43)     (0.57)     (0.66)     (0.53)      0.00
                                            -------    -------    -------    -------    -------
Net asset value, end of year............    $ 12.34    $ 13.00    $ 12.58    $ 10.54    $ 11.45
                                            =======    =======    =======    =======    =======
Total Return:
  Total investment return based on net
   asset value (1)......................      (1.80)%     8.12%     27.39%     (3.45)%    (8.71)%

Ratios/Supplemental Data:
  Net assets, end of year (000's
   omitted).............................    $54,428    $53,795    $48,012    $47,829    $56,434
  Ratio of total expenses to average net
   assets...............................       0.58%      0.56%      0.56%      0.56%      0.55%
  Ratio of net expenses to average net
   assets...............................       0.58%      0.56%      0.55%      0.56%      0.54%
  Ratio of net investment income to
   average net assets...................       2.73%      3.47%      4.96%      5.28%      4.97%
  Portfolio turnover rate...............         18%        40%        85%        43%        74%

                                                               MONEY MARKET
                                                                 PORTFOLIO
                                            ---------------------------------------------------
                                             2002       2001       2000       1999       1998
                                            -------    -------    -------    -------    -------
Net asset value, beginning of year......    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
  Income From Investment Operations
    Net investment income...............      0.01       0.03       0.06       0.04       0.05
    Net gains (losses) on securities
     (both realized and unrealized).....
                                            ------     ------     ------     ------     ------
  Total from investment operations......      0.01       0.03       0.06       0.04       0.05
                                            ------     ------     ------     ------     ------
  Less Distributions
    Dividends (from net investment
     income)............................     (0.01)     (0.03)     (0.06)     (0.04)     (0.05)
    Distributions (from capital
     gains).............................
    Distributions in excess of net
     realized gains
                                            ------     ------     ------     ------     ------
  Total distributions...................     (0.01)     (0.03)     (0.06)     (0.04)     (0.05)
                                            ------     ------     ------     ------     ------
Net asset value, end of year............    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                            ======     ======     ======     ======     ======
Total Return:
  Total investment return based on net
   asset value (1)......................      1.16%      3.51%      5.85%      4.53%      5.00%

Ratios/Supplemental Data:
  Net assets, end of year (000's
   omitted).............................    $8,150     $9,320     $7,233     $6,609     $6,042
  Ratio of total expenses to average net
   assets...............................      0.52%      0.50%      0.50%      0.55%      0.52%
  Ratio of net expenses to average net
   assets...............................      0.52%      0.48%      0.48%      0.54%      0.45%
  Ratio of net investment income to
   average net assets...................      1.16%      3.41%      5.74%      4.49%      4.67%
  Portfolio turnover rate...............         0%         0%         0%         0%         0%

                                                               BLUE CHIP
                                                               PORTFOLIO
                                          ---------------------------------------------------
                                           2002       2001       2000       1999       1998
                                          -------    -------    -------    -------    -------
Net asset value, beginning of year......  $ 34.14    $ 39.29    $ 43.98    $ 36.87    $ 31.01
  Income From Investment Operations
    Net investment income...............     0.46       0.50       0.56       0.54       0.49
    Net gains (losses) on securities
     (both realized and unrealized).....    (6.88)     (4.83)     (4.26)      7.06       5.37
                                          -------    -------    -------    -------    -------
  Total from investment operations......    (6.42)     (4.33)     (3.70)      7.60       5.86
                                          -------    -------    -------    -------    -------
  Less Distributions
    Dividends (from net investment
     income)............................    (0.50)     (0.56)     (0.53)     (0.49)
    Distributions (from capital
     gains).............................               (0.26)     (0.46)
    Distributions in excess of net
     realized gains
                                          -------    -------    -------    -------    -------
  Total distributions...................    (0.50)     (0.82)     (0.99)     (0.49)      0.00
                                          -------    -------    -------    -------    -------
Net asset value, end of year............  $ 27.22    $ 34.14    $ 39.29    $ 43.98    $ 36.87
                                          =======    =======    =======    =======    =======
Total Return:
  Total investment return based on net
   asset value (1)......................   (19.07)%   (11.28)%    (8.52)%    20.85%     18.91%
Ratios/Supplemental Data:
  Net assets, end of year (000's
   omitted).............................  $63,699    $79,124    $87,118    $86,849    $60,850
  Ratio of total expenses to average net
   assets...............................     0.31%      0.28%      0.27%      0.30%      0.30%
  Ratio of net expenses to average net
   assets...............................     0.31%      0.28%      0.27%      0.30%      0.29%
  Ratio of net investment income to
   average net assets...................     1.50%      1.42%      1.39%      1.43%      1.72%
  Portfolio turnover rate...............        0%         0%        13%         5%        12%

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
EquiTrust Variable Insurance Series Fund

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Variable Insurance Series Fund [comprised of the Value Growth, High Grade Bond, Strategic Yield (formerly High Yield Bond), Managed, Money Market and Blue Chip Portfolios] as of
December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by the correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Variable Insurance Series Fund at December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
January 17, 2003

OFFICERS AND TRUSTEES

    The Board of Trustees is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the trustees of investment companies by the Investment Company Act. The Board of Trustees elects officers of the Fund annually. The officers and trustees of the Fund, their ages, principal occupations for the past five years, affiliations, if any, with EquiTrust Investment Management Services, Inc. and other significant affiliations, are set forth below. Corporate positions may, in some instances, have changed during this period. The two trustees listed with an asterisk are "interested persons" as defined in the Investment Company Act.

  NAME, ADDRESS AND AGE                                                                                    OTHER DIRECTORSHIPS
                          POSITION(S) HELD    TERM OF     PRINCIPAL OCCUPATION(S)         NUMBER OF        HELD BY TRUSTEE
                          WITH FUND           OFFICE &    DURING PAST FIVE YEARS          PORTFOLIOS IN
                                              LENGTH                                      FUND COMPLEX
                                              OF TIME                                     OVERSEEN BY
                                              SERVED(1)                                   TRUSTEE
 ------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES AND
 OFFICERS(2)
 Craig A. Lang*(51)       President and       Since 2002  Dairy Farmer; Chairman and             13        None
                          Trustee                         Director, FBL Financial Group,
                                                          Inc.; President and Director,
                                                          Iowa Farm Bureau Federation
                                                          and other affiliates of the
                                                          foregoing; President,
                                                          EquiTrust Life Insurance
                                                          Company and other affiliates
                                                          of the foregoing; Director,
                                                          Western Agricultural Insurance
                                                          Company and other affiliates
                                                          of the foregoing; Member,
                                                          Growmark, Inc. Coordinating
                                                          Committee; past member,
                                                          Cattlemens Beef Board.

 William J. Oddy*(58)     Chief Executive     Since 1981  Chief Executive Officer and            13        Director, American
                          Officer and                     Management Director, FBL                         Equity Investment
                          Trustee                         Financial Group, Inc.; Chief                     Life Insurance
                                                          Executive Officer, Farm Bureau                   Company, Berthel
                                                          Life Insurance Company and                       Fisher & Company,
                                                          other affiliates of the                          Inc. and Berthel
                                                          foregoing; Chief Executive                       Fisher & Company
                                                          Officer and Director,                            Financial Services,
                                                          EquiTrust Life Insurance                         Inc.
                                                          Company and other affiliates
                                                          of the foregoing, and RIK,
                                                          Inc.; Chief Executive Officer
                                                          and Manager, EquiTrust
                                                          Marketing Services, LLC; Chief
                                                          Executive Officer, Chief
                                                          Financial Officer and
                                                          Director, EquiTrust Investment
                                                          Management Services, Inc.;
                                                          President and Director, FBL
                                                          Real Estate Ventures, Ltd.

 Stephen M. Morain (57)   Senior Vice         Since 1982  General Counsel and Assistant         N/A        N/A
                          President and                   Secretary, Iowa Farm Bureau
                          General Counsel                 Federation; General Counsel,
                                                          Secretary and Director, Farm
                                                          Bureau Management Corporation;
                                                          Senior Vice President and
                                                          General Counsel, FBL Financial
                                                          Group, Inc. and other
                                                          affiliates of the foregoing;
                                                          Senior Vice President and
                                                          General Counsel, EquiTrust
                                                          Life Insurance Company and
                                                          other affiliates of the
                                                          foregoing; Senior
                                                          Vice President, General
                                                          Counsel and Manager, EquiTrust
                                                          Marketing Services, LLC.

 JoAnn Rumelhart (49)     Executive Vice      Since 2000  Executive Vice President, FBL         N/A        N/A
                          President                       Financial Group, Inc. and
                                                          other affiliates of the
                                                          foregoing; Executive Vice
                                                          President and General Manager,
                                                          Farm Bureau Life Insurance
                                                          Company and other affiliates
                                                          of the foregoing;
                                                          Vice President, Farm Bureau
                                                          Mutual Insurance Company and
                                                          other affiliates of the
                                                          foregoing; Executive Vice
                                                          President and Director,
                                                          EquiTrust Investment
                                                          Management Services, Inc.;
                                                          Executive Vice President and
                                                          Manager, EquiTrust Marketing
                                                          Services, LLC.

 James W. Noyce (47)      Chief Financial     Since 1996  Chief Financial Officer and           N/A        N/A
                          Officer, Chief                  Chief Administrative Officer,
                          Administrative                  FBL Financial Group, Inc. and
                          Officer &                       other affiliates of the
                          Treasurer                       foregoing; Chief Financial
                                                          Officer, Chief Administrative
                                                          Officer and Treasurer,
                                                          EquiTrust Marketing Services,
                                                          LLC; Chief Financial Officer,
                                                          Chief Administrative Officer
                                                          and Director, EquiTrust Life
                                                          Insurance Company and other
                                                          affiliates of the foregoing;
                                                          President, Treasurer and
                                                          Director, FBL Leasing
                                                          Services, Inc.; Vice President
                                                          and Treasurer EquiTrust
                                                          Investment Management
                                                          Services, Inc.; Vice
                                                          President, Treasurer and
                                                          Director, FBL Real Estate
                                                          Ventures, Ltd. and other
                                                          affiliates of the foregoing;
                                                          Chief Executive Officer and
                                                          Chief Financial Officer,
                                                          Western Computer Services,
                                                          Inc.

 NAME, ADDRESS AND AGE                                                                                     OTHER DIRECTORSHIPS
                          POSITION(S) HELD    TERM OF     PRINCIPAL OCCUPATION(S)         NUMBER OF        HELD BY TRUSTEE
                          WITH FUND           OFFICE &    DURING PAST FIVE YEARS          PORTFOLIOS IN
                                              LENGTH                                      FUND COMPLEX
                                              OF TIME                                     OVERSEEN BY
                                              SERVED(1)                                   TRUSTEE
 ------------------------------------------------------------------------------------------------------------------------------
 Timothy J. Hoffman (52)  Senior Vice         Since 1987  Senior Vice President, FBL            N/A        N/A
                          President                       Financial Group Inc. and other
                                                          affiliates of the foregoing;
                                                          President, Treasurer and
                                                          Director, Communications
                                                          Providers, Inc.; Vice
                                                          President, Farm Bureau Life
                                                          Insurance Company and other
                                                          affiliates of the foregoing;
                                                          Vice President, EquiTrust
                                                          Investment Management
                                                          Services, Inc.; Vice
                                                          President, EquiTrust Marketing
                                                          Services, LLC.

 John M. Paule (46)       Chief Marketing     Since 2000  Chief Marketing Officer, FBL          N/A        N/A
                          Officer                         Financial Group, Inc. and
                                                          other affiliates of the
                                                          foregoing; Chief Marketing
                                                          Officer and Director,
                                                          EquiTrust Investment
                                                          Management Services, Inc.;
                                                          Chief Marketing Officer and
                                                          Manager, EquiTrust Marketing
                                                          Services, LLC.

 Lou Ann Sandburg (54)    Vice President-     Since 1999  Vice President-Investments and        N/A        N/A
                          Investments &                   Assistant Treasurer, FBL
                          Assistant                       Financial Group, Inc. and
                          Treasurer                       other affiliates of the
                                                          foregoing; Vice
                                                          President-Investments,
                                                          Assistant Treasurer and
                                                          Director, EquiTrust Investment
                                                          Management Services, Inc.;
                                                          Vice President, Assistant
                                                          Treasurer and Manager,
                                                          EquiTrust Marketing Services,
                                                          LLC; Vice President, FBL
                                                          Financial Services, Inc. and
                                                          other affiliates of the
                                                          foregoing; Vice President and
                                                          Director, FBL Leasing
                                                          Services, Inc.; Vice
                                                          President, Secretary and
                                                          Director, FBL Real Estate
                                                          Ventures, Ltd.

 Dennis M. Marker (51)    Vice President-     Since 1982  Vice President-Investment             N/A        N/A
                          Investment                      Administration, FBL Financial
                          Administration                  Group, Inc. and other
                                                          affiliates of the foregoing;
                                                          President and Director,
                                                          EquiTrust Investment
                                                          Management Services, Inc.;
                                                          Vice President-Investment
                                                          Administration and Manager,
                                                          EquiTrust Marketing Services,
                                                          LLC; Vice President and
                                                          Director, FBL Leasing
                                                          Services, Inc.

 Sue A. Cornick (42)      Sr. Market Conduct  Since 1990  Sr. Market Conduct and Mutual         N/A        N/A
                          and Mutual Funds                Funds Vice President and
                          Manager &                       Secretary, EquiTrust
                          Secretary                       Investment Management
                                                          Services, Inc. and EquiTrust
                                                          Marketing Services, LLC; Sr.
                                                          Market Conduct and Mutual
                                                          Funds Manager and Secretary,
                                                          EquiTrust Series Fund, Inc.
                                                          and EquiTrust Money Market
                                                          Fund, Inc.

 Kristi Rojohn (39)       Assistant           Since 1990  Investment Compliance Vice            N/A        N/A
                          Secretary                       President and Assistant
                                                          Secretary, EquiTrust
                                                          Investment Management
                                                          Services, Inc. and EquiTrust
                                                          Marketing Services, LLC;
                                                          Assistant Secretary, EquiTrust
                                                          Series Fund, Inc. and
                                                          EquiTrust Money Market Fund,
                                                          Inc.

 Susan M. Coombs (42)     Mutual Fund         Since 2002  Mutual Fund Accounting                N/A        N/A
                          Accounting                      Director, EquiTrust Investment
                          Director                        Management Services, Inc. and
                                                          other affiliates of the
                                                          foregoing.

 NON-INTERESTED TRUSTEES
 Donald G. Bartling (75)  Trustee             Since 1980  Farmer; Partner, Bartling              13        None
 25718 CR 6                                               Brothers Partnership (farming
 Herman, Nebraska 68029                                   business)

 Erwin H. Johnson (60)    Trustee             Since 1989  Farmer; Owner and Manager,             13        Director, First
 1841 March Avenue                                        Center View Farms, Co.; Farm                     Security Bank and
 Charles City, Iowa                                       Financial Planner; Iowa State                    Trust Co. (Charles
 50616-9115                                               University Cooperative                           City, Iowa)
                                                          Extension Service Seed Sales;
                                                          Syngenta; Director, Iowa 4-H
                                                          Foundation and Ag Ventures
                                                          Alliance; Council Member, West
                                                          St. Charles United Methodist
                                                          Church.

 NAME, ADDRESS AND AGE                                                                                     OTHER DIRECTORSHIPS
                          POSITION(S) HELD    TERM OF     PRINCIPAL OCCUPATION(S)         NUMBER OF        HELD BY TRUSTEE
                          WITH FUND           OFFICE &    DURING PAST FIVE YEARS          PORTFOLIOS IN
                                              LENGTH                                      FUND COMPLEX
                                              OF TIME                                     OVERSEEN BY
                                              SERVED(1)                                   TRUSTEE
 ------------------------------------------------------------------------------------------------------------------------------
 Kenneth Kay (60)         Trustee             Since 1996  President, K-Ranch, Inc.               13        Director, First
 51606 590th Street                                                                                        Whitney Bank & Trust
 Atlantic, Iowa                                                                                            (Atlantic, Iowa)
 50022-8233

 Curtis C. Pietz (71)     Trustee             Since 1986  Investor, Farm Management;             13        None
 R.R. 3 Box 79                                            Director of Agricultural
 Lakefield, Minnesota                                     Finance, Minnesota Department
 56150                                                    of Agriculture.

 1 Officers are elected annually by the Board of Trustees, and their terms continue until they are replaced or resign. Each trustee shall serve as a trustee of the Fund until the next meeting of shareholders called for the purpose of conducting the election of such trustee or a successor to such trustee, and until his trustee is elected and qualified, or until such trustee sooner dies, resigns or is removed.
 2 All interested trustees and officers maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.

    The officers and trustees of the Fund also serve in similar capacities as officers and directors of EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc. Several of the officers and Trustees are officers and directors of the Adviser. The Fund pays no direct remuneration to any officer of the Fund. Each of the Trustees not affiliated with the Adviser will be compensated by the Fund. Each unaffiliated Trustee will receive an annual retainer of $5,000 for serving on the boards of all EquiTrust Mutual Funds, and a fee of $1,000 plus expenses for each Trustees' meeting of the EquiTrust Mutual Funds attended. A fee of $250 shall be paid for each telephonic board or committee meeting attended. For the fiscal year ended December 31, 2002, the Fund paid Trustees' fees totaling $14,189.

The Statement of Additional Information (SAI) includes additional information about fund trustees and is available upon request without charge. To request a copy of the SAI, please call 1-877-860-2904 M-F 8:00 am to 4:30 pm.

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